Posting Supplement No. 53 dated March 15, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 57245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
57245	$1,200	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 57245. Member loan 57245 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,500 / month
Current employer:	city of beaumont texas	Debt-to-income ratio:	5.47%
Length of employment:	n/a	Location:	beaumont, TX

Home town:
Current & past employers:	city of beaumont texas
Education:

This borrower member posted the following loan description, which has not been verified:

If funded, I would use this loan consolidate two loans with interest rates of 15 and 16 percent respectively. I have no mortgage. One car is paid for and the other I bought from my sister. I pay her $200 / month. I owe her about $1000. The biggest monthly expense we have is tuition for two kids going to Catholic School, ($600 / month). I have been on the same job since 1990, with a salary of $54,000. My husband has been on the same job since 1995, with a salary of $30,000. My monthy expenses run about $2750. Borrower added on 03/11/10 > We have really worked hard to clean up our credit during the past five years. We are really wanting to use this loan to continue that by paying off higher interest loans with this loan.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	64
Revolving Credit Balance:	$2,584.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371669	$1,200	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371669. Member loan 371669 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,372 / month
Current employer:	Friendly lincoln Mercury (Candy Automotive)	Debt-to-income ratio:	10.41%
Length of employment:	n/a	Location:	roanoke, VA

Home town:
Current & past employers:	Friendly lincoln Mercury (Candy Automotive)
Education:

This borrower member posted the following loan description, which has not been verified:

I used high interest credit cards to do home improvements I would like to cut them up and never use credit again ,also most of my rates have went up for no reason .I have a mortgage that is only $648 and $100 of that is the home insurance for a house I lived in for about 5 years with a live in partner of 16 years that makes as much as me .We have been big Clark Howard fans for the past 2 years and saved enough dry food and other stuff for about a year getting it only when on a very good sale.We are done with the buying and now on to the saving .

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,305.00	Public Records On File:	1
Revolving Line Utilization:	97.80%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413357	$21,600	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413357. Member loan 413357 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,437 / month
Current employer:	Social Security Administration (SSA)	Debt-to-income ratio:	17.48%
Length of employment:	n/a	Location:	Baltimore, MD

Home town:
Current & past employers:	Social Security Administration (SSA)
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used payoff HFC $7016 @22.98% $155 Discover $4343@29.99 $120 Prosper loan $6075 $335 I was with Prosper loan but now they are not giving out any more loans and I have never missed a payment with them. Steady job with Goverment.

A credit bureau reported the following information about this borrower member on February 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	43
Revolving Credit Balance:	$32,472.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438631	$24,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438631. Member loan 438631 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Impact Office Products Co	Debt-to-income ratio:	8.63%
Length of employment:	< 1 year	Location:	point of rocks, MD

Home town:
Current & past employers:	Impact Office Products Co
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debts into one convenient monthly payment. Borrower added on 03/11/10 > I would like to make one convenient payment on all our debts which include credit card debt, personal loan, and home equity loan. My wife also works as a public school teacher for Montgomery County. Our debts ralted to this loan request: Credit card debt $3,300 Persoanl loan $ 3,700 Home equity laon $16,500 Borrower added on 03/13/10 > There is a mistake on my prospectus profile. It lists employment <1yr that should be 7 years. It would be odd to have my high of income with just 1 yr sales/account represenative experience. Business has been good for us despite the recession.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,315.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458419	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458419. Member loan 458419 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,986 / month
Current employer:	Weichert, Realtors	Debt-to-income ratio:	24.13%
Length of employment:	n/a	Location:	Livingston, NJ

Home town:
Current & past employers:	Weichert, Realtors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My dream is to finally end the cycle of revolving debt so that I can finally build a stable future for myself. I've been able to put some hardships behind and can see the light ahead if my loan is fully funded. I live modestly but cannot corral rising life expenses unless I can put away credit debt and service this loan. I will be a worthy LendingClub loan recipient. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on February 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,346.00	Public Records On File:	1
Revolving Line Utilization:	60.70%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459958	$14,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459958. Member loan 459958 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,700 / month
Current employer:	TEXAS A&M UNIV	Debt-to-income ratio:	19.47%
Length of employment:	8 years	Location:	WELLBORN, TX

Home town:
Current & past employers:	TEXAS A&M UNIV
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,117.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 464715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464715	$14,800	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464715. Member loan 464715 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Brown & Brown Insurance	Debt-to-income ratio:	23.28%
Length of employment:	3 years	Location:	Surprise, AZ

Home town:
Current & past employers:	Brown & Brown Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$2,826.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474227	$6,450	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474227. Member loan 474227 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	CuraScript	Debt-to-income ratio:	23.34%
Length of employment:	n/a	Location:	Orange City, FL

Home town:
Current & past employers:	CuraScript
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I need to fence my yard because the next door neighbors have a pit-bull and unfortunately have only put up a flimsy wire fence. Every time I am in my yard the dog will run up and down following me and barking very loudly and ferociously, it is extremely scary. I have received a few quotes for fencing and every single one of the men who came to give me a quote were surprised to see how aggressive this dog is. I have a small dog and she is terrified of the dog next door, and sadly I can???t really play with her outside because of this. I am like a prisoner in my own home! I have $1,500 to go towards the fence, but I am asking for a larger home to put transfer a credit card that I have at 21.99%. I have tried to get a lower rate but Bank of America won???t budge. I currently pay $160 per month on that credit card. Last month I paid off another credit card that I was paying $50 per month on, so I have more than the monthly fee to pay back this loan. I am a homeowner and am very responsible with my bills. I have very good credit (737) and this will help me 1) safeguard my mother, my dog and myself by fencing our yard and 2) will help me pay off debt at a faster rate because of the lower interest rate. Thank you very much for your time and attention!

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,051.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478662	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478662. Member loan 478662 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	G and H Towing Co.	Debt-to-income ratio:	18.27%
Length of employment:	10+ years	Location:	SANDIA, TX

Home town:
Current & past employers:	G and H Towing Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/10 > Dear sirs I plan to use these monies to pay off a credit debt,that i have been paying for over 8 yrs,without seeing any appreciable reduction in balance.We have never been in arrears on any debt,ever.At least this funding can be paid down with a fixed rate.My current employment is unionized,and I am a full member,for over 23 yrs,I am also a senior master within my fleet. Borrower added on 03/01/10 > Dear sirs I plan to use these monies to pay off a credit debt,that i have been paying for over 8 yrs,without seeing any appreciable reduction in balance.We have never been in arrears on any debt,ever.At least this funding can be paid down with a fixed rate.My current employment is unionized,and I am a full member,for over 23 yrs,I am also a senior master within my fleet.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,213.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485006	$11,200	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485006. Member loan 485006 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,917 / month
Current employer:	Prudential	Debt-to-income ratio:	21.83%
Length of employment:	2 years	Location:	MOUNT BETHEL, PA

Home town:
Current & past employers:	Prudential
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I am looking to buy out the lease on my car. My credit score is very good, but due to my current high % of use on revolving accounts, I'm looking at a 10-12% rate on a used car loan. My credit limits were lowered in the past two years due to the economy, creating the high ratio. For example, I had a $30,000 credit line that was lowered $12,000. This is very frustrating since I have never, ever had a lateness on my credit report. FYI, approximately $35,000 of the revolving debt is what remains from using a 2.99% for life credit card offer to pay for $50,000 upgrades on the new home I built in 2006. Another $8,000 is from a 4.99% offer I used to help finish our basement in late 2007. Both are being paid off at well above the minimum monthly payments. I typically charge and immediately payoff $7,000-10,000/month on my only "active" credit card. Most of these expense are work-related and I am reimbursed. This loan will replace my exisitng lease payment of $353.26, so will not affect my budget to increase. The final buyout price of the car is $15,864, so I am planning to contribute more than 30% of the cost in cash. I appreciate your consideration.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,686.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486096	$12,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486096. Member loan 486096 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	White Tornado Cleaning Service	Debt-to-income ratio:	22.83%
Length of employment:	10+ years	Location:	Forked River, NJ

Home town:
Current & past employers:	White Tornado Cleaning Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	70
Revolving Credit Balance:	$10,290.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486355	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486355. Member loan 486355 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,640 / month
Current employer:	GTS	Debt-to-income ratio:	17.34%
Length of employment:	< 1 year	Location:	SCHAUMBURG, IL

Home town:
Current & past employers:	GTS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > This loan is the perfect match for me. It will allow me to consolidate ALL of my debts and just make this one payment monthly and be done in 3 years so that I can start investing my money in a productive way. This loan allows me to have a lower interest rate than my current credit cards that I have now and this loan is fixed with a definite time of payoff....This loan has a good interest rate and the perfect monthly payment amount for my current budget making it an easy payment to make as I have more than enough left over at the end of the month to pay this loan payment. I am excited at the thought of being done with this debt in only 3 years so that I can start to have the financial freedom that I want. I have a good credit history and job history. I have proven in the past to be a responsible and reliable borrower as I have NEVER been in collections. I care about my credit and my financial future and I want to do an even better job by eliminating my credit card debt and by getting this loan and paying it off, I will be able to do that. By the time I pay of this loan, I would have paid off my car the previous year which will further give me the financial freedom that I desire. My job is very stable so this is the perfect time for me to make this move and get to where I want to be in life. Thanks for your consideration!! I am not wasting your time or money, I assure you. If you have any questions, please ask. Please consider investing in me.... Borrower added on 03/05/10 > Also, since 1998 I have had a total of 31 different kinds of credit lines and have paid them all suceccfully without ever going to collections or default!! 25 are paid in full as a result of being on time and paying them off.... I currently have 6 credits open and they are::: 1. The 3 credit cards that I am going to use THIS LOAN to pay off those 3 accounts.... 2. My car payment that I have less than 2 years left to pay on 3. My mortgage (80/20)............ If I get this loan I will have my mortage, car , and this loan to pay on monthly which stream lines by budget beautifully!!

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,332.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486371	$11,000	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486371. Member loan 486371 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	raritan valley pharmacy	Debt-to-income ratio:	17.40%
Length of employment:	6 years	Location:	FLEMINGTON, NJ

Home town:
Current & past employers:	raritan valley pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	55	Months Since Last Delinquency:	14
Revolving Credit Balance:	$56,478.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486422	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486422. Member loan 486422 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	radius health care center danver	Debt-to-income ratio:	9.29%
Length of employment:	4 years	Location:	peabody, MA

Home town:
Current & past employers:	radius health care center danver
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	32
Revolving Credit Balance:	$22,217.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486940	$20,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486940. Member loan 486940 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	19.77%
Length of employment:	4 years	Location:	Los Altos, CA

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	76
Revolving Credit Balance:	$22,370.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487097	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487097. Member loan 487097 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	THE LOOMIS CO	Debt-to-income ratio:	23.77%
Length of employment:	10+ years	Location:	WERNERSVILLE, PA

Home town:
Current & past employers:	THE LOOMIS CO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I never been late on a single bill in my life. Borrower added on 03/10/10 > This is a great deal for the investor . Great money back on your return. Borrower added on 03/12/10 > Time is running out lets start investing.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,580.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 487395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487395	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487395. Member loan 487395 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Highfields Capital	Debt-to-income ratio:	15.64%
Length of employment:	2 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Highfields Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Credit Card Consolidation

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,028.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487597	$20,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487597. Member loan 487597 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,851 / month
Current employer:	California Association of Hospitals and Health Systems	Debt-to-income ratio:	1.77%
Length of employment:	10+ years	Location:	FAIR OAKS, CA

Home town:
Current & past employers:	California Association of Hospitals and Health Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > This loan is to pay for my upcoming wedding this fall in San Francisco! This will be my first (and only) marriage. At age 52, I finally found the love of my life! I am a very financially sound, stable borrower. I have been at my current job for 10 years (I'm a vice president of a major statewide health care trade association) and I've been in the same profession for 30 years. I own a 4-bedroom, 3-bath 2,500-square-foot home in an upscale Northern California community. My credit scores are excellent - my middle FICO score is 750. Aside from my mortgage, the only other debts I have are one credit card and one furniture store payment (for bedroom furniture) which will be paid off later this year. In 2009 - including base salary and bonus - I made $152,000. I have no children and no other financial obligations. This loan will enable me to hold a small but elegant wedding for about 70 family members and close friends. I thank you in advance for helping my dream come true!

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1977	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,157.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488236	$7,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488236. Member loan 488236 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	safeway	Debt-to-income ratio:	9.70%
Length of employment:	8 years	Location:	LAKE OSWEGO, OR

Home town:
Current & past employers:	safeway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > I would like to pay off three credit cards my US bank card has $3,000 at 28.99%APR my Citi card has $1888 at 28.99%APR my Chase card has $1200 at 28.99%APR. I make about 3,000 a month before taxes i take home 460 a week and 700 on holiday weeks 9 weeks out of the year. I expect to get a promotion with in the next 6mos to assistant manager of a Safeway grocery store at which point my income will increase substantially

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,336.00	Public Records On File:	1
Revolving Line Utilization:	77.30%	Months Since Last Record:	48
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 488478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488478	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488478. Member loan 488478 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Verizon Services Corp	Debt-to-income ratio:	23.60%
Length of employment:	7 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Verizon Services Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > The Fund will be used to Payoff Credit Cards Over the years i have established a good credit History - Credit Score have been very consistant. My available monthy bugdet will be over 2500 once Credit cards are paid off. My job is very stable - very limited number of people with my Expertise & Education.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,085.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488482	$5,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488482. Member loan 488482 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	22.27%
Length of employment:	n/a	Location:	Grand Junction, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	26
Revolving Credit Balance:	$13,954.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489230	$25,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489230. Member loan 489230 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Advanced Veterinary Care Center	Debt-to-income ratio:	15.21%
Length of employment:	< 1 year	Location:	DANA POINT, CA

Home town:
Current & past employers:	Advanced Veterinary Care Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	9
Revolving Credit Balance:	$69,535.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489239	$24,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489239. Member loan 489239 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,200 / month
Current employer:	General Motors	Debt-to-income ratio:	14.01%
Length of employment:	10+ years	Location:	Temperance, MI

Home town:
Current & past employers:	General Motors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > WILL pay off credit card debt with money loaned to have a fresh start in three years. We haven't used our cards in a year and half and the balance just isn't lowering fast enough with monthly payments at the high interest rates. This monthly payment would actually be less than our current combined monthly payments!

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	32
Revolving Credit Balance:	$27,340.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489278	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489278. Member loan 489278 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Skyline Forming	Debt-to-income ratio:	8.58%
Length of employment:	3 years	Location:	SMYRNA, GA

Home town:
Current & past employers:	Skyline Forming
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I plan on buying an engagement ring with this money. I am a very financially responsible individual, as shown by my credit. I am looking forward to spending the rest of my life with the one I love!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$890.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489366	$24,250	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489366. Member loan 489366 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Tam Communications Inc	Debt-to-income ratio:	18.91%
Length of employment:	< 1 year	Location:	STAMFORD, CT

Home town:
Current & past employers:	Tam Communications Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I was unemployed for a year - I did not sit and wait for someone to hire me - I set up a website - put ads in the paper and did contract work - I had several steady, but small clients - I was not able to make the money I was used to - so the charge cards got hight I never missed a payment for anything - and kept on truckin - so now I am trying to get a loan - payoff the charge card - hopefully make two payments a month - and get back on track.

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	68
Revolving Credit Balance:	$41,487.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489376	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489376. Member loan 489376 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,600 / month
Current employer:		Debt-to-income ratio:	6.60%
Length of employment:	< 1 year	Location:	Monroe, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > I have a few credit cards that I'd like to consolidate into a term loan situation.

A credit bureau reported the following information about this borrower member on February 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	6
Revolving Credit Balance:	$15,415.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489477	$15,250	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489477. Member loan 489477 was requested on February 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,624 / month
Current employer:	Ramcor	Debt-to-income ratio:	11.89%
Length of employment:	6 years	Location:	La Plata, MD

Home town:
Current & past employers:	Ramcor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,410.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489734	$25,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489734. Member loan 489734 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Appeals Management Center	Debt-to-income ratio:	20.93%
Length of employment:	4 years	Location:	Silver Spring, MD

Home town:
Current & past employers:	Appeals Management Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	29
Revolving Credit Balance:	$43,686.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489797	$10,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489797. Member loan 489797 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Tulalip Casino	Debt-to-income ratio:	12.81%
Length of employment:	9 years	Location:	Everett, WA

Home town:
Current & past employers:	Tulalip Casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,537.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489882	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489882. Member loan 489882 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	WildFireHazard.com	Debt-to-income ratio:	4.94%
Length of employment:	1 year	Location:	Bozeman, MT

Home town:
Current & past employers:	WildFireHazard.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am a 55 year old Montana farmer (part-time) seeking funding to complete a home improvement project this spring. Our four children are all grown, and this remodel project has been long delayed. My wife and I own our home outright, and swore to never mortgage it again, therefore I am seeking this unsecured personal loan. I have a good paying full time job and an existing $1005/ month mortgage on some of my farm ground. I have lived at the same address for 25 years now. I have open revolving credit accounts at many local businesses, and I always pay my bills. I am a sober, honest and hard-working man and I have never defaulted on any debt or promise in my life. I have well over $30,000 in vehicles and equipment, and I have considered using them for collateral for a bank loan, but I thought I would try this Lending Club system and see how well it works for me. I have carefully calculated my income and expenses, and I can afford up to $1,000 per month in additional payments. If you have additional questions, please ask. I would like to complete this loan a.s.a.p. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,115.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489916	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489916. Member loan 489916 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Towne & Country liquors	Debt-to-income ratio:	2.76%
Length of employment:	10+ years	Location:	vineland, NH

Home town:
Current & past employers:	Towne & Country liquors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	57
Revolving Credit Balance:	$5,376.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 489922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489922	$5,500	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489922. Member loan 489922 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,900 / month
Current employer:	Hazelwood Fire Dept	Debt-to-income ratio:	8.49%
Length of employment:	10+ years	Location:	St. Peters, MO

Home town:
Current & past employers:	Hazelwood Fire Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Loan for Cindy's motorcycle! Borrower added on 03/10/10 > 18th wedding anniversary gift.

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	73	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,785.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489979	$16,750	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489979. Member loan 489979 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Alief Independent School District	Debt-to-income ratio:	24.00%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Alief Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Debt consolidation for a clean start. Loan amount will allow me to be debt free (except mortgage and other incidentals) in approx. 3 years. Looking forward to a new lease on my financial life.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,570.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490087

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490087	$23,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490087. Member loan 490087 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	SELF	Debt-to-income ratio:	11.73%
Length of employment:	10+ years	Location:	HUDSON, FL

Home town:
Current & past employers:	SELF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/10 > to lower the interest on a personal loan

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,979.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490139	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490139. Member loan 490139 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	24.19%
Length of employment:	8 years	Location:	Park City, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/10 > I have been self employed for 8 years. I have a professional services company that focuses on helping small businesses grow. My company manages 3 enterprises. 1. A real estate property management company. 2. A seminar facilitation company training small business owners in marketing, operations and customer service. 3. An internet marketing consulting business for local small business owners. All small business owners have been affected by the credit crunch and I am turning to private lenders to raise some capital to consolidate debt. The "big banks" (the ones that got bailed out, like Bank of America and Citigroup) have, without cause pulled lines of credit, canceled credit cards and called loans due even though I was never late on any payments. I am raising this money to pay off those "big banks" that have "called due" loans. It is my opinion that the small biz owner like me, and the individual investor like yourself, that are the life blood of this country, not the big banks and wall street money managers. It is my mission to help put the economy back on track by hiring more people and helping other businesses to grow. By lending to me you are helping me take that step and I, in turn am helping other small businesses survive and profit. And in doing so we can prevent the "big boys" from pulling us all down again.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,813.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490174

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490174	$14,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490174. Member loan 490174 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	abs global	Debt-to-income ratio:	24.39%
Length of employment:	9 years	Location:	PORTAGE, WI

Home town:
Current & past employers:	abs global
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/10 > My husband and I are trying to get pregnant,in order to do that we have to undergo the IVF proceedure. Borrower added on 03/02/10 > The cost of the medical procedure is 13,800.00. Borrower added on 03/05/10 > Feel free to ask us any questions that you may have. We are honest people. Borrower added on 03/06/10 > My husband and I recently got married and he started a new business. For his first year in business he has done really well and have accomplished many goals. One of our goals in life is having children and unfortunately have learned in the last 4 months that we will most likely never be able to conceive naturally. We are hoping to have many of our credit card loans paid off by the end of this year and my husband has taken on a second job to ensure that we can make that happen.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	31
Revolving Credit Balance:	$28,304.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 490230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490230	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490230. Member loan 490230 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	new york city transit authority	Debt-to-income ratio:	18.23%
Length of employment:	10+ years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	new york city transit authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	63	Months Since Last Delinquency:	17
Revolving Credit Balance:	$20,000.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490252	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490252. Member loan 490252 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	16.33%
Length of employment:	10+ years	Location:	roswell, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > I am expanding my mobile detailing business from 5 offices to 10 offices. I have made one of my employees a partner and he will be running the 5 old offices while I establish the new ones. I need a truck and equipment plus a little extra for miscellaneous. As you can see, my credit score is very high and I have no credit issues. I always pay all of my loans off because that is the proper thing to do. I do have money saved so if the business is a little slow to start, I can easily make my payments. I am 48 years old and have a degree in Finance. Thank you! Borrower added on 03/08/10 > My debt to income ratio is technically lower but I understand why Lendingclub must put it as is. I have one truck in my business name but I had to put my name on the loan. Also, my name is on my wife's loan. Borrower added on 03/09/10 > Thank you to the 99 people who have trusted their money with me so far. I am hoping, now that my loan is approved, that more members will come through for me. I am not planning to pay the loan off for 12 months so you should get a good return on your investment. Thanks! Borrower added on 03/14/10 > Two days to go and I am grateful to those 170 that have already entrusted their money to me! For those members on the bubble, take that chance! You will not regret it. Thank you to the Lending club investors!

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,299.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490288	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490288. Member loan 490288 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Krueger and Steinfest	Debt-to-income ratio:	0.58%
Length of employment:	10+ years	Location:	Eland, WI

Home town:
Current & past employers:	Krueger and Steinfest
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,744.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 490333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490333	$25,000	21.27%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490333. Member loan 490333 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,820 / month
Current employer:	Fifth Third Bank	Debt-to-income ratio:	1.44%
Length of employment:	5 years	Location:	Pompano Beach, FL

Home town:
Current & past employers:	Fifth Third Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I purchased an REO condo for 17k seven months ago and presently live in it, it is free and clear. The condo is tax assesed for 137k. I want to purchase an identical condo for approximately the same amount. The going rental rate for a condo in this development is approximately the same as the monthly payment of the loan. I do have enough in reserves if there should be trouble. Presently I have negligible expenses. I own my automobile outright as well. I have been working at the bank for over five years, so my income is solid, as it is a reputable well known stable bank. If you have any questions feel free to email. Thank you all!

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	10
Revolving Credit Balance:	$67.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490379	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490379. Member loan 490379 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	16.77%
Length of employment:	10+ years	Location:	Dacula, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/10 > I am looking to expand my business and need short term funding to purchase inventory that is already contractually sold.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$272,481.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490390	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490390. Member loan 490390 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,065 / month
Current employer:		Debt-to-income ratio:	20.73%
Length of employment:	10+ years	Location:	fort pierce, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I am a General Contractor and the purpose of this loan is to have additional cash flow as a padding in my personal account while I am waiting to collect state and goverment checks that have a 30-60 day waiting period after jobs are completed and my bill has been submitted.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$36,357.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490396	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490396. Member loan 490396 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Respironics/ Phillips	Debt-to-income ratio:	21.37%
Length of employment:	< 1 year	Location:	greensburg, PA

Home town:
Current & past employers:	Respironics/ Phillips
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > Being able to pay off our credit cards where we are paying so much interest, with no hope of paying them off will be so much appreciated and make all of our lives and futures better. Borrower added on 03/08/10 > We are a family with 4 children we really want to make a better future for our children.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,570.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490402	$18,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490402. Member loan 490402 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:		Debt-to-income ratio:	7.15%
Length of employment:	n/a	Location:	Westbury, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/10 > Paying off all credit cards, loans

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	10
Revolving Credit Balance:	$8,866.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490429	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490429. Member loan 490429 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Greystone & Co.	Debt-to-income ratio:	8.08%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	Greystone & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/10 > I have a wonderful job, a wonderful fiancee, a great credit score - but a lot of one time expenses for my impending nuptials. I work for my family business, which is in real estate, and fortunately, things are going very well, so you need not be concerned with job security. Additionally, I have $25k overdraft protection for my checking account, so you need not be concerned with a default (I'm not running to Mexico with this loan :)). Thanks for the consideration and Happy Bidding!

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,870.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490446	$6,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490446. Member loan 490446 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,692 / month
Current employer:	Seneca Resources Group	Debt-to-income ratio:	7.61%
Length of employment:	2 years	Location:	Sigel, PA

Home town:
Current & past employers:	Seneca Resources Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/10 > I just received a new promotion at my work a couple of days ago, so they are really happy with my performance and I consider my job to be secure. Please respond with any questions you have.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,968.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490453	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490453. Member loan 490453 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Bert Levinem, ESQ.	Debt-to-income ratio:	8.11%
Length of employment:	6 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Bert Levinem, ESQ.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,409.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490472	$5,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490472. Member loan 490472 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$895 / month
Current employer:	fedex	Debt-to-income ratio:	5.47%
Length of employment:	< 1 year	Location:	strasburg, PA

Home town:
Current & past employers:	fedex
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490508	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490508. Member loan 490508 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SRA International	Debt-to-income ratio:	24.64%
Length of employment:	2 years	Location:	ELKRIDGE, MD

Home town:
Current & past employers:	SRA International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/10 > The purpose of this loan is to consolidate credit card debt and pay just one monthly payment. Borrower added on 03/09/10 > This loan will consolidate five credit accounts with rates that range from 14% to 28%. Borrower added on 03/14/10 > UPDATE: I am currently in the process of moving into a larger role at my project and expect an increase in salary. I am confident in my job security as my skillset is in high demand. I have over 7 years of solid IT experience combined with industry certifications and a college education. My credit score is above average and I have never missed any payments. Please help to fully fund this loan. You wont be disappointed. Thank you.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,576.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490518	$15,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490518. Member loan 490518 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,057 / month
Current employer:	US Army	Debt-to-income ratio:	15.09%
Length of employment:	8 years	Location:	el paso, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/10 > This loan is for a piece of investment property in Dallas, Tx. I already have a property manager in place. Area has good rental history and many other duplexes in area. I plan on re-financing once purchase is complete, bank would not lend any amount smaller than 50K.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$12,247.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 490540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490540	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490540. Member loan 490540 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	EUROPEAN MOTORS, INC	Debt-to-income ratio:	14.90%
Length of employment:	5 years	Location:	DALLAS, TX

Home town:
Current & past employers:	EUROPEAN MOTORS, INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,257.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490595	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490595. Member loan 490595 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$28,333 / month
Current employer:		Debt-to-income ratio:	6.74%
Length of employment:	6 years	Location:	Elmira, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > This morning Amex's CreditSecur notified me that, as of 2/27/10, my combined score from the three reporting agencies remains at 768

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$159,843.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490608	$8,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490608. Member loan 490608 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	9.49%
Length of employment:	10+ years	Location:	Ridgewood, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	2
Revolving Credit Balance:	$12,305.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490650	$18,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490650. Member loan 490650 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:		Debt-to-income ratio:	18.82%
Length of employment:	7 years	Location:	Olney, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,345.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490680	$15,400	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490680. Member loan 490680 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,750 / month
Current employer:	Tech Data Corporation	Debt-to-income ratio:	7.41%
Length of employment:	10+ years	Location:	Tampa, FL

Home town:
Current & past employers:	Tech Data Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > My flooring and appliance "no interest" for 1 year loans are coming due in April. I'd like to pay them off -via Lending Club because it's a lower interest rate and a shorter loan duration (3 years). Borrower added on 03/08/10 > I'd rather pay interest to individuals that use LendingClub -v- the large banks. Borrower added on 03/12/10 > I will easily make the $500/month LendingClub payment because the LendingClub loan will be paying off $925/month which I'm currently paying. What I'm currently paying that will go away with this loan: Flooring America Loan: $185/month Famous Tate appliance: $300/month Credit card #1: $180/month Credit card #2: $100/month Credit card #3: $160/month Total I'm paying now $925.00/month

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,918.00	Public Records On File:	1
Revolving Line Utilization:	38.10%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490751	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490751. Member loan 490751 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	windsor staffing	Debt-to-income ratio:	20.28%
Length of employment:	1 year	Location:	WALDWICK, NJ

Home town:
Current & past employers:	windsor staffing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > investment and cosolidation good credit stable work history Borrower added on 03/05/10 > 729 credit score

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,374.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490753	$24,500	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490753. Member loan 490753 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Washingotn County Hospital	Debt-to-income ratio:	22.37%
Length of employment:	10+ years	Location:	HAGERSTOWN, MD

Home town:
Current & past employers:	Washingotn County Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/10 > This loan will be used to consolidate debt with goal of elimintating debt over the next few years to gain financial freedom Borrower added on 03/05/10 > Verified bank account

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	70
Revolving Credit Balance:	$50,707.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490780	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490780. Member loan 490780 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,833 / month
Current employer:	maquet	Debt-to-income ratio:	8.55%
Length of employment:	5 years	Location:	O FALLON, MO

Home town:
Current & past employers:	maquet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,219.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 490824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490824	$12,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490824. Member loan 490824 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	Be Clean Inc	Debt-to-income ratio:	24.68%
Length of employment:	5 years	Location:	Copperopolis, CA

Home town:
Current & past employers:	Be Clean Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > Loan Purpose: To refinance high interest credit card debt, and free up capital. Thank You.

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,840.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490839	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490839. Member loan 490839 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	USPS	Debt-to-income ratio:	10.57%
Length of employment:	10+ years	Location:	Alachua, FL

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$14,197.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490845	$20,500	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490845. Member loan 490845 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Village Vista Manor	Debt-to-income ratio:	12.45%
Length of employment:	5 years	Location:	Washington boro, PA

Home town:
Current & past employers:	Village Vista Manor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	22
Revolving Credit Balance:	$32,265.00	Public Records On File:	1
Revolving Line Utilization:	88.90%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 490878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490878	$14,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490878. Member loan 490878 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,300 / month
Current employer:		Debt-to-income ratio:	11.19%
Length of employment:	10+ years	Location:	Seminole, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

FragranceFume, INC. is one of America's top Designer Fragrance online retailers WITH members who receive miniature tester bottles shipped to them each month. Our #1 goal is to build a massive community to help the fragrance industry with non-bias product reviews and feedback to help fragrance manufactures improve their existing perfumes, colognes and new fragrance collections. Business Philosophy: It is important to us to provide the very best customer support and product knowledge to our customers, suppliers and fragrance manufactures. We understand the lifetime value that each customer will bring by purchasing our consumable perfumes and colognes at low competitive prices. Industry Growth: The current US economy has had very little effect in the fragrance industry and we do not foresee any changes. FragranceFume, Inc. growth is mostly build on residual revenue from our Home Delivery Fragrance Membership program, fragrance up-sells and back end targeted cross-sell offers. Most Important Company Strengths and Core Competencies: We currently supply over 14,000 designer brand name perfumes, colognes, cosmetics and skin care products. Through our research, we have found that we are the first fragrance company to offer a proven residual customer base marketing strategy that has built so many successful companies such as Proactiv and Focus Factor to name a few. One of the major competitive strengths that FragranceFume possess is the length of business experience that I have with building up and expanding existing businesses with proven marketing strategies. I have over 10 years experience as a business owner, investor, producer and marketing executive. Prices, Cost of Goods: We are priced very competitive and have a 30% to 40% markup on perfumes, colognes, cosmetics and skin care products that are sold on our website. For our Home Delivery Fragrance Membership program we have a 150%+ markup and a much higher lifetime value per customer due to the monthly residual revenue that is collected. Monthly Home Delivery Membership Features and Benefits: Our customers enjoy receiving new perfumes or cologne shipped directly to them each month so they can test out new scents and fragrances from designer manufactures that they may have never tried before. With each monthly fragrance shipment a customer can use the special coupon card that we send them, so they can call or go online to order the larger fragrance bottle at any time. Promotion FragranceFume, Inc currently has contracts in place with Internet CPA Networks, Internet PPC Networks and Direct Media companies. Through my experience with online and offline ad campaigns I have identified the lowest cost methods to get the most out of my promotional budget by setting a cost per acquisition cap of $20 per customer for all of my ad campaigns. By setting this CPA cap I am able to control my marketing cost and my profitability projections for all monthly recurring revenue.

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,162.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490892	$15,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490892. Member loan 490892 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	OCuSOFT	Debt-to-income ratio:	23.14%
Length of employment:	< 1 year	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	OCuSOFT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I'm 25 , I have a great job, and this loan is going to allow me to pay my debt and live an easier life. I'm out of college so i will no longer be using my credit cards.

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	28
Revolving Credit Balance:	$17,334.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490900	$7,750	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490900. Member loan 490900 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Cablesight	Debt-to-income ratio:	19.20%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Cablesight
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/10 > payoff credit debt fast and be debt free quickly. Borrower added on 03/04/10 > please help me God bless all of you. Thank you all. Borrower added on 03/07/10 > my business is very slow not much sales and has affected me financially. So I need everyone's help to get remaining $1,625 dollars please. Thank you all very much for helping and I greatly appreciate. Thank God for everything whether hard or easy times and everything else.

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	27
Revolving Credit Balance:	$10,908.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 490937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490937	$8,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490937. Member loan 490937 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	US Government	Debt-to-income ratio:	19.45%
Length of employment:	3 years	Location:	Fort Wayne, IL

Home town:
Current & past employers:	US Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > More information: This is my second load from lending club. My previous loan was issued last August. I am using these loans to invest in small businesses. I hope to gain a better ROI than I am paying in interest. So far its working. Thanks to all who invest.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,992.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490946	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490946. Member loan 490946 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	16.38%
Length of employment:	8 years	Location:	Helena, AL

Home town:
Current & past employers:	Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I am looking to pay off 2 credit cards that carry a current 13.99% variable rate.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$440.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490965	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490965. Member loan 490965 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Infinite Solutions	Debt-to-income ratio:	11.52%
Length of employment:	4 years	Location:	Plymouth, MA

Home town:
Current & past employers:	Infinite Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > We will be using the money to pay for our wedding expenses. We will be getting married at the coonamessett Inn in Falmouth, MA. The venue is approximately 16,000 including food of course. The flowers are 2,000, the dress is 1,000, invitations are another 250, photographer is 2500, the Dj was 1,500.the tux was 150, and the jp is 500 that???s the break down its aprox a 30,000 wedding but you only do it once and we both have large families but we are doing it ourselves. At 27 it???s not a small feat so your help is greatly appreciated and we won???t let you down I give u my word. Borrower added on 03/11/10 > I work in the cell phone industry I build cellar towers and install the equipment. I install all carriers at&t, Verizon, sprint/Nextel, t-mobile, metro pcs. So my job is very secure they are always upgrading my company just got a 347 site contract for at&t so it will be a very busy couple especially with the new launch of 4g. Borrower added on 03/11/10 > My fianc??e will also be paying the loan she is a CPA.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	50
Revolving Credit Balance:	$21,116.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490987	$20,150	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490987. Member loan 490987 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	CCHMC	Debt-to-income ratio:	22.66%
Length of employment:	4 years	Location:	AMELIA, OH

Home town:
Current & past employers:	CCHMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > My husband and I are working on paring down our only debt to our mortgage and car payment so we can focus on our retirement and spending more time with our children. This loan is our biggest debt and refinancing it would help us pay it down much faster and save us a ton of money. I have a stable good paying job as a registered nurse, a good credit score, and have never been delinquent on any of my bills. Borrower added on 03/10/10 > I am a registered nurse at Cincinnati Children'sHospital Medical Center. I have an unsecured personal loan at a 17.99% interest rate over five years. I have been paying on it for about 1 year at $570/month without ever missing a payment. My current mortgage is $1470/mo, car is $670,phone is 30, internet is 35. I have no childcare expenses or credit card debt. I have a payment for replacement windows of 100/mo, and 85/mo on a student loan. We budget $125/week for groceries, 200/mo for gas. 50/mo for water, and 250/mo for electric. I bring home about 5400 per month and my husband makes 1600/month. I only want this loan because I think based on my credit history that my current interest rate is ridiculous. I have $5000 in savings and $18000 in available credit with my bank if something were to happen with my job. However, nursing is very secure and my hospital has not decreased wages, laid anyone off, frozen wages or stopped hiring. I was just recently promoted to a 2nd level RN and have no reason to expect that my job is in jeopardy.

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	82
Revolving Credit Balance:	$4,279.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490988	$17,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490988. Member loan 490988 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Brown University	Debt-to-income ratio:	16.19%
Length of employment:	1 year	Location:	Providence, RI

Home town:
Current & past employers:	Brown University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > We recently purchased our first house and would like to take on some minor renovations, but have learned that banks expect a lot of equity ($50,000+) before they will consider you for a home improvement loan. Borrower added on 03/06/10 > In response to a few questions- I'm an architect and my fixed expenses are $1,500 mortgage w/utilities and $350 car w/insurance and $150/mo student loan repayment. Including this payment and other expenses my budget will have approximately $1200 a month remaining unallocated. Thanks.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,293.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491007	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491007. Member loan 491007 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Linvatec	Debt-to-income ratio:	11.93%
Length of employment:	3 years	Location:	WORCESTER, MA

Home town:
Current & past employers:	Linvatec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Home Improvements -windows $3,653 -hardwood flooring $4350 -gas fireplace $5000 I am a good borrower based on my high credit score and proven track history regarding loan payments. This loan amount fits well in my budget, I would never place myself in any financial risks. I have secure employment as a Medical Device Sales Associate and Service Representative.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,368.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491019	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491019. Member loan 491019 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Oscar Gruss and Son	Debt-to-income ratio:	4.36%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Oscar Gruss and Son
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > These funds will be used to pay a tax liability and to pay my daughters college tuition. Borrower added on 03/05/10 > I have worked for the same employer for 10 years. I am chief technology officer for the firm, which is a boutique broker. The business is heavily technology driven so this is a secure position.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,384.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491032	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491032. Member loan 491032 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Nuware Technologies	Debt-to-income ratio:	0.90%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	Nuware Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,330.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491036	$18,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491036. Member loan 491036 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	JJ Peters Veterans Affairs Center	Debt-to-income ratio:	3.24%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	JJ Peters Veterans Affairs Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,612.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491106	$16,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491106. Member loan 491106 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:		Debt-to-income ratio:	13.51%
Length of employment:	10+ years	Location:	westfield, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I HAVE A FULL TIME JOB IN CONST FOR AT LEASE THE NEXT 2 YEAR I HAVE 30 YEARS EXP IN MY FIELD I AM A FAMILY MAN

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	3
Revolving Credit Balance:	$509,921.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491142	$18,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491142. Member loan 491142 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Digital Globe, inc	Debt-to-income ratio:	14.88%
Length of employment:	5 years	Location:	Loveland, CO

Home town:
Current & past employers:	Digital Globe, inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > I have been employed by my company for 5 years and I'm up for a promotion this year, along with a bonus. I plan to use this money to consolidate some debt and help lower our monthly expenses. Thanks. Borrower added on 03/06/10 > Several members have asked about our other debts to be consolidated. I would like to say that our purpose with this loan is to be out of debt in 3 years. We have 3 credit cards with high interest rates that we would be paying off for years. If we are approved for this loan, we will be out of debt in 3 years. Thanks!

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,124.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491156	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491156. Member loan 491156 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,825 / month
Current employer:		Debt-to-income ratio:	8.84%
Length of employment:	10+ years	Location:	chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I would like to replace an aging truck. I've owned my current truck for 14 years, and it's nearing the end of its life cycle of about a million miles. I would like to purchase a truck with no more than 500,000 miles and a newer more fuel efficient engine. Since I run locally around Chicago and travel less than 20,000 miles per year, this truck should last me at least another 14 years, or until I decide to get one more efficient. I've been contracted to the same trucking company for almost 10 years. This company gives work by seniority. I'm 10th out of 21, and of the top ten, 5 will be retiring within 5 years. I've been an independent trucker since 1989, and have been a licensed truck driver since 1985. I make between 1700 and 2200 dollars a week and have between 200 and 350 dollars a week in expenses. My wife makes 2200 dollars a month. I have a great driving record and I am in good health. I own a home, I have a good credit rating, and I'm not about to do anything that might lower my credit score. I have financed and paid for several trucks ranging in price from 13,000 to 33,500 dollars. My financial troubles started about 15 years ago when I bought 2 more trucks. I just couldn't find any good drivers. The ones I hired only wanted to work a few days a week. They tore up my trucks. They sold my fuel. You name it, they did it...everything but work a full week. So I ran up my credit cards to keep the bills paid. After I sold my other 2 trucks and just depended on me driving, I was able to make progress. 10 years ago I had over 40,000 dollars in credit card debt, and now it's down to 13,500 dollars. I have recently paid off 3 credit cards and will payoff 2 more within 4 months. I have been paying down my credit card debt for years, and now it has started to snowball. As I pay off a card, I add that payment to the next highest balance. I'm paying almost 1100 dollars a month toward my balances. I'll have all my credit cards paid off in just over a year. Becoming debt free has become my life mission! I have never defaulted on any loan in my entire life and I'm not about to start now. I have been approved for a bank loan, but they want me to buy a much newer and much more expensive truck than I need. I would have a much higher credit score, but I closed all of the accounts I paid off. Back then, I had no idea that leaving them open after paying them off would greatly enhance my credit score. Borrower added on 03/06/10 > Thanks to all of my investors. You will be satisfied with my payment performance. Borrower added on 03/10/10 > ...sorry about several mistakes in my answer to the third question. I guess I shouldn't have tried to answer any questions from my cell phone, while getting dressed. Borrower added on 03/10/10 > ...sorry again, the fourth question

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$13,561.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 491166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491166	$5,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491166. Member loan 491166 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Security Specialists	Debt-to-income ratio:	8.93%
Length of employment:	10+ years	Location:	YONKERS, NY

Home town:
Current & past employers:	Security Specialists
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,187.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491169	$18,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491169. Member loan 491169 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	Babcock Utilites	Debt-to-income ratio:	4.76%
Length of employment:	10+ years	Location:	Lexington, VA

Home town:
Current & past employers:	Babcock Utilites
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,497.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491187	$17,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491187. Member loan 491187 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,553 / month
Current employer:	West Covina Unified School District	Debt-to-income ratio:	17.87%
Length of employment:	4 years	Location:	encino, CA

Home town:
Current & past employers:	West Covina Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > money will be used to pay of certain debt including car, previous lending club loan and assist with incoming child expenses as my wife and I are having our first child.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,281.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491189	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491189. Member loan 491189 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:		Debt-to-income ratio:	1.29%
Length of employment:	5 years	Location:	flushing, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,496.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491197	$16,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491197. Member loan 491197 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	trinchero family estates	Debt-to-income ratio:	9.47%
Length of employment:	10+ years	Location:	napa, CA

Home town:
Current & past employers:	trinchero family estates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > I would like to pay off my HIGH interest credit cards and CLOSE them out. I have been working @ the same winery job for 15 yrs. My wife has been working (part-time) in the Assisted Living industry for 4 yrs. Our total combined yearly income is $80,000.00.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,518.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491219	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491219. Member loan 491219 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Delaware Valley Remediation	Debt-to-income ratio:	17.50%
Length of employment:	8 years	Location:	HAVERTOWN, PA

Home town:
Current & past employers:	Delaware Valley Remediation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	74
Revolving Credit Balance:	$153,543.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491231	$25,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491231. Member loan 491231 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Femmecomp Inc	Debt-to-income ratio:	23.12%
Length of employment:	7 years	Location:	MIDDLETOWN, MD

Home town:
Current & past employers:	Femmecomp Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Loan will be used to consolidate debt into 1 easy payment. Have never been late on any payments. Job is extremely secure.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,957.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491248	$2,800	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491248. Member loan 491248 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	SuperShuttle International, INC	Debt-to-income ratio:	22.02%
Length of employment:	8 years	Location:	San Diego, CA

Home town:
Current & past employers:	SuperShuttle International, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I recently discovered one of my credit card companies skyrocketed my interest rate by almost 4 times my old rate. I was told its because of the sluggish economy. Its my oldest account so I didn't want to close it and hinder my credit rating, but I'd like to pay off the balance at a tolerable interest rate.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	80
Revolving Credit Balance:	$6,907.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491283	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491283. Member loan 491283 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,942 / month
Current employer:	MetLife	Debt-to-income ratio:	16.96%
Length of employment:	5 years	Location:	Windber, PA

Home town:
Current & past employers:	MetLife
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I want to payoff some credit cards, so I can build my savings account balance back up for emergencies and to help make additional deposits in my son's 529 plan for college.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,126.00	Public Records On File:	1
Revolving Line Utilization:	48.50%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491313	$8,400	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491313. Member loan 491313 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:		Debt-to-income ratio:	23.58%
Length of employment:	n/a	Location:	Largo, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	44
Revolving Credit Balance:	$20,966.00	Public Records On File:	1
Revolving Line Utilization:	65.10%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491337	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491337. Member loan 491337 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Best Moulding Corp	Debt-to-income ratio:	16.29%
Length of employment:	9 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Best Moulding Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Just letting anyone looking at this loan, Due to the earth quake in Chili our business has doubled and have gone to double shifts and back to hiring. Chili was the largest producer of Mouldings shipping to the USA. Our work week never dropped below 40 hours, even with the poor economy, now 2 shifts and hiring.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,133.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491339	$14,400	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491339. Member loan 491339 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,360 / month
Current employer:	Teksystems	Debt-to-income ratio:	10.83%
Length of employment:	5 years	Location:	Hawthorne, CA

Home town:
Current & past employers:	Teksystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > Just trying to get rid of the debt I am in. I do make my payments on time, never late! I do also have a stable job so there is no worries on my losing a job in the near future. This loan would definitely help though, I am an expecting father (my first) so this would really ease any financial frustrations I've been going thru, I'd really appreciate the help!!! Borrower added on 03/05/10 > Using loan to pay off credit card debts and start off clean. I do make my payments on time, that has not been a problem! I do also have a stable job so there is no worries on me losing a job in the near future. This loan would definitely help, I am an expecting father (my first) so this would really ease any financial burden I'm in, I'd really appreciate the help!!! Borrower added on 03/07/10 > Teksystems is a contracting company. I've been working with them for 5 years now and I am a low voltage technician.... I am currently working at 20th Century Fox, installing all security equipment, they are currenlty replacing all there old equipment with new, Surveillance Cameras, old alarm systems, door access control. I also at times, do work for there telecommunications dept as well. Some of the work may include installing phones, removing phones, installing fax lines, ip phones, or running cable for there telelphone or data lines. Borrower added on 03/08/10 > I really appreciate the help! thanks to those who have invested! You really have no idea how much this is really going to help me if it gets fully funded. I understand I am asking for a lot but this is what I need to get out of the hole I am in. Thanks again to all who have invested and those who plan to invest, Thank you very much!!! If there is anything I am missing or feel that you may need to know to make your decision on investing, please ask and I will be sure to reply! Borrower added on 03/08/10 > For those curious to know.... there are 2 major cards that I am planning to pay off with this loan. Bank Of America Card 5,800, HSBC 8000 my interest rate is ridiculous! I am currently working on paying off another credit card for $2000, I almost have enough to pay it off in full.... And i will be debt free once i pay off this loan!

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,662.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491374	$15,000	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491374. Member loan 491374 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:		Debt-to-income ratio:	14.53%
Length of employment:	5 years	Location:	White Plains, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > This loan will be used to pay off existing credit card debt. I have a long history of perfect debt payment and job stability.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,446.00	Public Records On File:	1
Revolving Line Utilization:	46.70%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491376	$8,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491376. Member loan 491376 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	GB	Debt-to-income ratio:	12.14%
Length of employment:	10+ years	Location:	stamford, CT

Home town:
Current & past employers:	GB
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	33	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	60
Revolving Credit Balance:	$34,065.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 491400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491400	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491400. Member loan 491400 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:		Debt-to-income ratio:	11.50%
Length of employment:	2 years	Location:	Davenport , FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,035.00	Public Records On File:	1
Revolving Line Utilization:	29.50%	Months Since Last Record:	47
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 491455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491455	$10,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491455. Member loan 491455 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	12.23%
Length of employment:	10+ years	Location:	Haymarket, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > Want to pay off high intrest rate credit cards. Borrower added on 03/05/10 > Want to payy off high intrest rate credit cards

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	36
Revolving Credit Balance:	$179,307.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491477	$16,750	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491477. Member loan 491477 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Brookland-Cayce High	Debt-to-income ratio:	22.15%
Length of employment:	5 years	Location:	West Columbia, SC

Home town:
Current & past employers:	Brookland-Cayce High
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I am a 27 year old high school special education teacher who acquired a lot of credit card debit while in school and my first few years teaching. I teach students with learning disabilites and emotional disabilites and I love every minute of it. I often find myself spending a good deal of my personal money on my kids (students) making sure they have school supplies, rewards and incentives, and sometimes even meals to get them through the weekends. I would really like to consolidate my credit card debt and pay it off quickly so that I can begin to think about having children of my own in the near future. I always pay my monthly bills on time, even if I have to pick up extra hours bartending on nights and weekends. Thank you in advance for helping me complete my financial goals.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	80
Revolving Credit Balance:	$15,883.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491487	$11,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491487. Member loan 491487 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Boston Medical Center	Debt-to-income ratio:	9.95%
Length of employment:	3 years	Location:	West Roxbury, MA

Home town:
Current & past employers:	Boston Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	45
Revolving Credit Balance:	$15,659.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491502	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491502. Member loan 491502 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:		Debt-to-income ratio:	10.38%
Length of employment:	3 years	Location:	North Las Vegas, NV

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,450.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491552	$22,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491552. Member loan 491552 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Madison Square Garden	Debt-to-income ratio:	12.98%
Length of employment:	3 years	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Madison Square Garden
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I've been a marketing professional in New York City for the past seven years. Because of New York's high cost of living, I have accumulated a decent amount of credit card debt. As I am approaching 30, I am in the mind set to pay off this debt and trust that Lending Club will help me do this faster. I have always been on time with my credit card payments and I make enough income to pay this loan monthly as well as pay for my living expenses.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,959.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491569	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491569. Member loan 491569 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sire Enterprises	Debt-to-income ratio:	2.61%
Length of employment:	2 years	Location:	Rohnert Park, CA

Home town:
Current & past employers:	Sire Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I used my credit card to help pay my way through college without student loans. I spent about 12,000 on books/tuition and various other school supplies. The other 8,000 was used to buy a car and get on my feet. I currently have a job which helps pay for all my expenses but I would like to get my rate dropped so I am paying less per month. I would greatly appreciate any assistance I may receive. Thank you.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,298.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491575	$13,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491575. Member loan 491575 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,466 / month
Current employer:	Pencor Services	Debt-to-income ratio:	24.12%
Length of employment:	10+ years	Location:	Lehighton, PA

Home town:
Current & past employers:	Pencor Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I'm attempting to consolidate several credit cards into a single paying account with a decent interest rate. This loan will allow me to pay more than the minium payment on the loan. I hope to have this loan payed within 24 months.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	50
Revolving Credit Balance:	$13,502.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491586	$11,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491586. Member loan 491586 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,672 / month
Current employer:		Debt-to-income ratio:	15.09%
Length of employment:	< 1 year	Location:	Mount Lake, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > This loan is for my business. I will be using the funds for increasing my advertising and online presence. I will also use the funds to purchase the inventory necessary to fulfill my orders. We sell gift baskets to families and friends of newborn babies. This is a solid and recession proof industry because the baskets are high quality, yet competitively priced, and people are always having babies. My market is the entire US. Please respond with any additional questions.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,797.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491591	$20,000	20.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491591. Member loan 491591 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	medplast group inc	Debt-to-income ratio:	20.23%
Length of employment:	5 years	Location:	phoenix, AZ

Home town:
Current & past employers:	medplast group inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I want to pay all my credit cards off, I have closed the accounts it will take 15 years to pay them off the way I am going. This loan will do it in 3 years. Borrower added on 03/09/10 > Credit Review Status Approved by Lending Club. Borrower added on 03/13/10 > Thank you to all who have funded my loan so far, I can't wait to pay my credit cards off. I plan on joining this site as an investor as soon as I can save money to do so, Lending Club is great....Once again thank you all.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,798.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 491598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491598	$8,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491598. Member loan 491598 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Mark's Downtown	Debt-to-income ratio:	6.55%
Length of employment:	4 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Mark's Downtown
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > My grandmother and her sister have worked at the same florist for the past 15 years. This florist specialized in funerals and weddings on top of the usual seasonal business you would expect in this industry (valentines day, mother's day, etc.). In the past few years the previous owner moved to Alabama and began to let the flower shop's operations become neglected and inconsistent. She recently closed the florist due to the complication of trying to operate the business from Alabama. I plan to reopen the Florist shop in the same location because most of the larger equipment is still there, including a $10,000 walk-in cooler and display for the flowers. Having this equipment alone will make reopening the shop easier, and to add to that benefit my grandmother and her sister (who used to keep the books, and operated the business) have offered to work to get the business back to a profitable condition. They are confident that they will be able to earn back the business of all the major funeral homes in the area as well as the local courthouses and churches. The Location that I have a pending contract on has little to no competition within about 10-15 miles in any direction. And is located on a high traffic volume state road, right next door to a Starbuck's coffee shop that has been very successful. The landlord of the property has a good relationship with my family and has agreed to verbally commit the property to me until I am certain about the financing. He has also agreed to offer very generous concessions even though he has had two other possible florists show interest in the location. Total operation costs including all expenses, labor and inventory averaged less than $5,000. My Grandmother and her sister informed me that on an average Valentine's Day week alone the store would generate over $10,000 in sales. They also assured me that one wedding would cover the expenses for an entire month, not including walk-ins and other sales. I am a future CFA (Certified Financial Analyst), so I am very responsible with my financial condition and have a great financial and accounting background. I also have been managing and operating small and large businesses for almost all of my professional career.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491618	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491618. Member loan 491618 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	City of Hialeah	Debt-to-income ratio:	22.57%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	City of Hialeah
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,918.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491622	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491622. Member loan 491622 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	AARP Services	Debt-to-income ratio:	21.05%
Length of employment:	4 years	Location:	Chantilly, VA

Home town:
Current & past employers:	AARP Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > My loan request is to pay off my revolving credit card debt. Please note that there is a 60K Home Equity Line of credit in my overall debt. I am not attempting to pay off my Home Equity Line, just the credit card debt. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,764.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491628	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491628. Member loan 491628 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Perini Building Company	Debt-to-income ratio:	19.57%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Perini Building Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I have for the last nine years paid all my debts on time and for more than the minimum due...but the big banks have more than doubled the interest rates on my credit card accounts. So they can recoup their losses. When do I get a chance to recoup my losses? With help from Lending Club I will be able to payoff the three major credit cards much faster and also inprove my debt to income ratio. Borrower added on 03/10/10 > Correction: The Juniper account is a MasterCard not VisaCard account. Borrower added on 03/11/10 > The Chase Visa account was closed last year at my request due to the change in terms and conditions.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,899.00	Public Records On File:	1
Revolving Line Utilization:	53.30%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491668	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491668. Member loan 491668 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Hightower Investment group	Debt-to-income ratio:	6.02%
Length of employment:	3 years	Location:	new york, NY

Home town:
Current & past employers:	Hightower Investment group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,370.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491675	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491675. Member loan 491675 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	Delloite	Debt-to-income ratio:	8.17%
Length of employment:	10+ years	Location:	Smyrna, GA

Home town:
Current & past employers:	Delloite
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,777.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491685	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491685. Member loan 491685 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,250 / month
Current employer:	PharMerica	Debt-to-income ratio:	21.95%
Length of employment:	1 year	Location:	Tyler, TX

Home town:
Current & past employers:	PharMerica
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,678.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491716	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491716. Member loan 491716 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	JEL SERT	Debt-to-income ratio:	4.02%
Length of employment:	8 years	Location:	SERENA, IL

Home town:
Current & past employers:	JEL SERT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,080.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491725	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491725. Member loan 491725 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,037 / month
Current employer:	BB&T	Debt-to-income ratio:	20.26%
Length of employment:	5 years	Location:	Fairmont, WV

Home town:
Current & past employers:	BB&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > I am the assistant manager at BB&T, a bank, and I have been there for 5 years. My position in the bank is secure and I am using the funds to make some upgrades to my home and landscaping. I appreciate your interest.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,689.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 491726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491726	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491726. Member loan 491726 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	truitt bros inc	Debt-to-income ratio:	19.57%
Length of employment:	10+ years	Location:	dallas, OR

Home town:
Current & past employers:	truitt bros inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > The purpose of the loan is to pay off my credit cards and reduce the amount of interest I'm paying. Over the last several years I have been very good about making all my payments on time. My monthly budget is sufficient to cover the requested loan amount monthly payment and would not be a burden for me. My job is very stable - I have been with the company for 21 years. It is a food processor and we have three plants located in the United States. I appreciate your consideration for a loan and look forward to hearing from you. Thanks.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	77
Revolving Credit Balance:	$8,344.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491733	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491733. Member loan 491733 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	Ameriprise Financial	Debt-to-income ratio:	12.29%
Length of employment:	2 years	Location:	BLUE BELL, PA

Home town:
Current & past employers:	Ameriprise Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,855.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491756	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491756. Member loan 491756 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	15.12%
Length of employment:	10+ years	Location:	Conyers, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I have paid off two out of my three credit cards. This loan is to pay off my last card. Although I have had the card for several years, have an excellent credit rating, am never late on a payment, always pay more than the minimum, and frequently double up on payments, my interest rate jumped two months ago to over 18%. My minimum payment almost doubled, and a huge chunk of that is now going to interest. I like the idea of a fixed rate, closed end loan, and I really like the peer-to-peer aspect with reasonable interest going to an individual rather than a greedy corporation. I've worked very hard to have a great credit score and have no interest in jeopardizing it. Borrower added on 03/05/10 > Additional info: I am married and my husband has a stable job in telecommunication. I am a freelance proofreader, copyeditor, and writer. We split our expenses, he pays the mortgage and utilities, one car payment for an inexpensive car, groceries, college expenses for our two children and school tuition for our third. I pay for the family cell phone bills, children's extracurricular activities, miscellaneous household expenses (pet, extra groceries, minor repairs), and my credit card. Last year our college age children had unexpected tuition expenses and the marketing industry slowed way down, which is how I incurred the debt on the card. It has picked up tremendously since November and in four months I have paid off almost $5,000 in debt. I have several projects in the works and don't foresee anything slowing down. This loan payment will only be $80 more than my credit card payment, with more of it going to the principal. Even during slow periods I have never defaulted on a payment. Borrower added on 03/06/10 > Sorry, I missed this part of a question: Yes, we have set aside retirement funds. My husband has a 401K that he has contributed to regularly since he began working in his twenties. We also have a small stock account that we could use for emergencies (approx. $10,000).

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,695.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491776	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491776. Member loan 491776 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	eye care center of virginia	Debt-to-income ratio:	21.40%
Length of employment:	10+ years	Location:	Providence Forge, VA

Home town:
Current & past employers:	eye care center of virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I am a responsible person. I pay my bills on time and I am looking for a way to consolidate and reduce the current interest rate I am paying on 2 credit cards. I have a steady job in the healtcare industry. Borrower added on 03/10/10 > I am a professional Administrator who is just looking for a way to consolidate my high interest credit cards. The consolidation would help to manage my funds better and pay off the cards quicker. i utilized credit cards for some expenses occured for medical reasons and then some fun stuff as well. I want to know work on paying them down and it would be so much easier with a lowr interest rate and one bill. I am a good investment!

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,316.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491797	$25,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491797. Member loan 491797 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,903 / month
Current employer:	Cleaning By M Inc.	Debt-to-income ratio:	22.43%
Length of employment:	2 years	Location:	Marriottsville, MD

Home town:
Current & past employers:	Cleaning By M Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > For our home improvement

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,149.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491828	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491828. Member loan 491828 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Dunkin Donuts	Debt-to-income ratio:	16.10%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	Dunkin Donuts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	9
Revolving Credit Balance:	$3,062.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491862	$15,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491862. Member loan 491862 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	payless shoes source	Debt-to-income ratio:	20.09%
Length of employment:	9 years	Location:	pacoima, CA

Home town:
Current & past employers:	payless shoes source
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > i need to get back on track with my lender and i need this money to not to lose my house. i was out of materninty leave for 6 months but now i need to get all my house needs under control.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	36
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491892	$14,500	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491892. Member loan 491892 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Midgard Management Inc	Debt-to-income ratio:	24.40%
Length of employment:	4 years	Location:	Tamarac, FL

Home town:
Current & past employers:	Midgard Management Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I will use this loan to pay down my credit cards - my goal is to be debt free within 3 years - I own my own car outright, have an excellent, secure job, and an IRA with $16,000 to which I contribute $150.00 every two weeks to keep building that. I do not use my credit cards anymore and am current with all payments. I do not have monthly living expenses other than the food for my household of 3. My credit rating is precious to me and I want to be free from these monthly payments asap and enjoy my nice monthly income. I will most likely pay off this loan in half the time, as the re-payment amount is less than I pay monthly on my credit cards. I always pay more than the minimum payment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,125.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491913	$6,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491913. Member loan 491913 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Colwell and Salmon Communications	Debt-to-income ratio:	11.39%
Length of employment:	8 years	Location:	GLENS FALLS, NY

Home town:
Current & past employers:	Colwell and Salmon Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I have an excellent credit rating (736 Experian) and a stable job that I have been with for over 8 years. This loan is to get rid of credit cards that recently upped their rates, even though I have been a good customer for over 15 years, and to use the rest for the purchase of a telescope for local astronomy club use. This would help avoid using the same credit cards to purchase it and also not dip into my savings. Should there ever be an issue the telescope can be sold to repay the debt. I make $3,560 a month and my monthly budget (besides credit debt) is $1,340. With this loan it would be $1,559 per month - well within range. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,490.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491916	$9,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491916. Member loan 491916 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Tony Taylor Insurance Services, Inc.	Debt-to-income ratio:	10.56%
Length of employment:	1 year	Location:	Aptos, CA

Home town:
Current & past employers:	Tony Taylor Insurance Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > Hello- I have been divorced for a few years now and was forced to start over in a new town with a new career. I trained to become an insurance agent and took the California test in January 2008. It has been a struggle. I found out quickly that starting an insurance agency from the gound up is very difficult. Then the recession hit. I needed a steady paycheck, so I started working for a local insurance agency. I am making much less than I am worth, as before my divorce I was a successful small business owner. I had to spend money on attorney fees becuase my ex-spouse and I were having disagreements over child support and visitation schedules. I am in a unique situation where I pay child support. So, my income is reduced and I was forced to pay attorney fees on my credit cards. I want to elininate this debt and start fresh with a new life. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	32
Revolving Credit Balance:	$6,194.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491929	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491929. Member loan 491929 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Mc Neil Technologies	Debt-to-income ratio:	7.08%
Length of employment:	6 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Mc Neil Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > Email Received. Thanks, Guy null Borrower added on 03/08/10 > I applied for this loan to consolidate my debts, and I'm planning to pay back the loan every month. I want this loan payment to be deducted directly from my bank account every month, until the loan is fully paid. I'm working with the same company for 6 consecutive years. Borrower added on 03/08/10 > 1-Due to the credit card companies increased their interest rates to 22% +. I'm consolidating them and have one low monthly payment with a fixed rates. 2-Some of the debts accrued during my wife surgery. I have a very good salary that I listed in the loan application, and very good credit score. All my bills are up-to-date, including mortgage monthly payment $1.172.52. Borrower added on 03/13/10 > 3- As requested, here are my monthly expenses: Mortgage $1172.52 Interest rates 4.62%. Utilities bills (Light, Water, phone) $ 185.00. Credit card $ 353.00 Interest rates 22%. Credit card $ 179.00 Interest rates 7.99%. Car Paid in Full ( No car Payment). Emergency Fund Saving $3000.00. Saving High Yield Money Market $ 502.00. Roth IRA Balance $2,450.00. 401K Retirement Balance $ 20,000.00. Health / Dental and Life Insurance. Accidental Life Insurance coverage $ 63.00. Accidental Life Insurance coverage Amount $ 100,000.00

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,523.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491934	$12,000	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491934. Member loan 491934 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	SAINT MARYS HOSPITAL	Debt-to-income ratio:	12.86%
Length of employment:	< 1 year	Location:	MADISON, WI

Home town:
Current & past employers:	SAINT MARYS HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > I would use the funds from this loan to consolidate outstanding debt. If you would like a detailed list of income & expenses, as well as any other information, please feel free to ask a question.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 491936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491936	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491936. Member loan 491936 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Alta Bates Summit Medical Center	Debt-to-income ratio:	4.84%
Length of employment:	5 years	Location:	Brentwood, CA

Home town:
Current & past employers:	Alta Bates Summit Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,961.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491961	$12,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491961. Member loan 491961 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Sheet Metal Supply	Debt-to-income ratio:	8.11%
Length of employment:	6 years	Location:	covington, LA

Home town:
Current & past employers:	Sheet Metal Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > My situation is this. I have a wonderful family and job that I love. I make a little over 100,000 a year and have very good credit. I made a bad investment choice and borrowed on a credit to do it. In short I fell for a scam. You will see proof that I pay all bills and always have. You will see proof I have been with the same job for 6 years and its fact that I make 6 figures and my job is secure. You will see for yourself that my credit would be perfect if not for DTI. Think about my choices 1. Bankruptcy 2. Debt settlement 3. Monthly payments to bank for the rest of my life. 1 and 2 will ruin my very good credit and 3 will make me a slave forever. This is my only opportunity to swiftly solve my problem. If you should have any doubts in investing in me please contact me. Borrower added on 03/11/10 > My situation is this. I have a wonderful family and job that I love. I make a little over 100,000 a year and have very good credit. I made a bad investment choice and borrowed on a credit to do it. In short I fell for a scam. You will see proof that I pay all bills and always have. You will see proof I have been with the same job for 6 years and its fact that I make 6 figures and my job is secure. You will see for yourself that my credit would be perfect if not for DTI. Think about my choices 1. Bankruptcy 2. Debt settlement 3. Monthly payments to bank for the rest of my life. 1 and 2 will ruin my very good credit and 3 will make me a slave forever. This is my only opportunity to swiftly solve my problem. If you should have any doubts in investing in me please contact me.

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,222.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491988	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491988. Member loan 491988 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	CT Dept. of Correction	Debt-to-income ratio:	0.00%
Length of employment:	7 years	Location:	SOMERS, CT

Home town:
Current & past employers:	CT Dept. of Correction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > We are making a purchase to upgrade our home,

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492006	$10,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492006. Member loan 492006 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,050 / month
Current employer:		Debt-to-income ratio:	7.75%
Length of employment:	4 years	Location:	Mesquite , TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	4
Revolving Credit Balance:	$2,560.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492012	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492012. Member loan 492012 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	st joseph hospital	Debt-to-income ratio:	10.85%
Length of employment:	3 years	Location:	eureka, CA

Home town:
Current & past employers:	st joseph hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,966.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492035	$5,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492035. Member loan 492035 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,700 / month
Current employer:		Debt-to-income ratio:	3.17%
Length of employment:	n/a	Location:	Weedsport, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > GE money bank increased my interest rate . Borrower added on 03/06/10 > I plan on paying off the GE account and closing it.

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1969	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	6
Revolving Credit Balance:	$63,987.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492041	$8,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492041. Member loan 492041 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Kateri Residance	Debt-to-income ratio:	19.92%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	Kateri Residance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I am trying to save some money by refinancing my credit card debt. Why should I pay higher interest rates when there are investors like you that can help me to save money by offering a lower rate. It is just a matter of common sense to refinance with you. I hope I can get funded so I can save some money.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,591.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492076	$15,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492076. Member loan 492076 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,360 / month
Current employer:	FLA LIFT SYSTEMS	Debt-to-income ratio:	13.01%
Length of employment:	4 years	Location:	PLANT CITY, FL

Home town:
Current & past employers:	FLA LIFT SYSTEMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > THIS LOAN WILL PAY OFF CREDIT CARD DEBT

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,023.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492116	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492116. Member loan 492116 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,825 / month
Current employer:	U.S. Forest Service	Debt-to-income ratio:	13.06%
Length of employment:	10+ years	Location:	Richmond, CA

Home town:
Current & past employers:	U.S. Forest Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > I'm paying off a high interest loan and a high interest credit card. Borrower added on 03/10/10 > Discover Loan: $18654 @ 15.99 APR Well Fargo: $ 3749 @ 15.95 APR Balance to pay down Discover card 11.24 APR Borrower added on 03/10/10 > I want to pay off all of my credit cards and loans (other than my mortgage) before I retire in 3-5 years.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$11,424.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492125	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492125. Member loan 492125 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	So. Wash. County Schools	Debt-to-income ratio:	15.70%
Length of employment:	3 years	Location:	COTTAGE GROVE, MN

Home town:
Current & past employers:	So. Wash. County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > Household Gross is 78,000 Borrower added on 03/07/10 > I am a 4th year Teacher that runs a special ed program, and I have three different licenses from the state of MN plus my Master's in Sp. Ed.

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	30
Revolving Credit Balance:	$14,050.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492140	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492140. Member loan 492140 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	2.49%
Length of employment:	10+ years	Location:	Methuen, MA

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,185.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492142	$5,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492142. Member loan 492142 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	so cal custon inc	Debt-to-income ratio:	21.98%
Length of employment:	3 years	Location:	phelan, CA

Home town:
Current & past employers:	so cal custon inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492163	$9,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492163. Member loan 492163 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,755 / month
Current employer:	Lockheed Martin Corporation	Debt-to-income ratio:	6.14%
Length of employment:	3 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	Lockheed Martin Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Wedding Debt Consolidation Borrower added on 03/08/10 > I have a good credit history. As an example, in the past 3 years I have completely paid off a brand new 2007 Toyota Corolla on my own.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$2,474.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492194	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492194. Member loan 492194 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	CARPET CREATIONS	Debt-to-income ratio:	3.44%
Length of employment:	10+ years	Location:	CANOGA PARK, CA

Home town:
Current & past employers:	CARPET CREATIONS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,456.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 492226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492226	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492226. Member loan 492226 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Montefiore Medical Center	Debt-to-income ratio:	10.64%
Length of employment:	3 years	Location:	GREAT NECK, NY

Home town:
Current & past employers:	Montefiore Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,487.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492241	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492241. Member loan 492241 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	West Central Roofing	Debt-to-income ratio:	17.16%
Length of employment:	8 years	Location:	NEW LONDON, MN

Home town:
Current & past employers:	West Central Roofing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,698.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492244	$10,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492244. Member loan 492244 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:		Debt-to-income ratio:	20.92%
Length of employment:	10+ years	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I want to consolidate high interest credit cards I am a good payer with good credit score and NO late payments in my credit history

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,107.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492264	$22,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492264. Member loan 492264 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	MEDALLION CONVENIENCE STORES	Debt-to-income ratio:	14.27%
Length of employment:	5 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	MEDALLION CONVENIENCE STORES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,384.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492312	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492312. Member loan 492312 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	clare rose inc	Debt-to-income ratio:	11.05%
Length of employment:	2 years	Location:	bay shore, NY

Home town:
Current & past employers:	clare rose inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	53
Revolving Credit Balance:	$10,352.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492317	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492317. Member loan 492317 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Lithum FMC	Debt-to-income ratio:	9.51%
Length of employment:	n/a	Location:	venice, FL

Home town:
Current & past employers:	Lithum FMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > The latest payments were one month late and this card is a joint card. It was opened in my wife's name about 10 years ago. Borrower added on 03/10/10 > Thank you!

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,423.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492330	$7,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492330. Member loan 492330 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,733 / month
Current employer:	Lakeside Sandwich Shop	Debt-to-income ratio:	19.62%
Length of employment:	2 years	Location:	Denton, TX

Home town:
Current & past employers:	Lakeside Sandwich Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Paying off accumulated school debt null

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,439.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 492333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492333	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492333. Member loan 492333 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	John H Church Co Inc	Debt-to-income ratio:	20.57%
Length of employment:	10+ years	Location:	Seneca Falls, NY

Home town:
Current & past employers:	John H Church Co Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > We plan on paying off our credit card balances and doing away with those cards. We are trying to not waste any more money than we already have. We were completley turned upside down financially because of major health problems combined with a job loss and a child starting college all at the same time. Praise God we had savings to fall back on but with my wife and I both losing our jobs and both of us having major surgery over the past four years we have had to rely on credit cards to help us out and when the dust settled we were deep in the hole and not able to catch up. Financially we are coming back around and just need help overcoming these high interest rates. We are determind to set our goal and see it through. Thank you for reading our testimony.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$25,881.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492364	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492364. Member loan 492364 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	yellow cab	Debt-to-income ratio:	1.54%
Length of employment:	5 years	Location:	milwaukee, WI

Home town:
Current & past employers:	yellow cab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Hello Im am a driver for a cab company in wisconsin. I love driving and have been driving for many years. I have stable years of employment and suffient credit. My monthly budget is approx. 1200.00 and my income provides for that and some. Unfortunately it will not help me cover expenses for my only daughters wedding. She is very excited and in love. I would be disappointed if i wasnt able to help out a little bit more with arrangements.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$175.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492370	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492370. Member loan 492370 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	WESCOTT FINANCIAL ADVISORY GROUP LLC	Debt-to-income ratio:	14.76%
Length of employment:	5 years	Location:	MORRISVILLE, PA

Home town:
Current & past employers:	WESCOTT FINANCIAL ADVISORY GROUP LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	5
Revolving Credit Balance:	$39,702.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492387	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492387. Member loan 492387 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	10.18%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Ugh. These credit cards got me through four years of working full time while attending school full time. As happy as I am to have school behind me, I'm left with this mountain of responsibility. I'm working hard and playing some. Please help me play even more and stress even less! I want a date for the mountain falling so I'll know when I can start planning world-wide adventures :)

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,248.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492392	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492392. Member loan 492392 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	15.25%
Length of employment:	10+ years	Location:	GRAYSLAKE, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > home improvement loan

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,726.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492400	$25,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492400. Member loan 492400 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:		Debt-to-income ratio:	18.02%
Length of employment:	n/a	Location:	Carmichael, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Landmark Sacramento Business opened new location in September. All three are cash-flow positive. Extra construction and opening costs should be spread over at least 24 months. Borrower added on 03/12/10 > I am the owner of 3 restaurants in business since 1991. Two serve burgers, fries and shakes. I opened the steak house in Sept 09. Seating: 120 inside and 20 outside plus a banquet room for 100. EDUC/ WORK -UCLA Econ; USC,MBA. Big 8, Manager-CPA. VP of Proj. Mgt for a Fortune 100 company that built independent living projects. They left the market and I received a bonus for helping sell the company. Then came the burger restaurants. OPS- Sales volume expected to exceed $3.5 million in 2010. The restaurants serve an upscale residential area and a substantial state government market. The stores are performing well. The new store has cash-flow positive operations Dec to Feb. The business is expanding rapidly. Banquet business is increasing the fastest. I purchase the Iron building 2 years ago for $1.1mm (6660 sf +parking). Remodel, start up and all new FFE costs totaled $900k. I put up $ 250,000 in equity and carried the unoccupied building for 8 months with monthly payments of $10,000 prior to receiving the construction loan. These conditions have constrained my normal w/c cushion. PURPOSE -Costs over ran budget by $100,000. Unanticipated problems were found. Essentially the entire HVAC duct and plenum systems had to be replaced rather than just the AC units as planned. In addition, the City required 16 various approvals for the outdoor dining area. The architect took 4 months longer than planned to obtain the permits. I have paid off half of those overruns from current earnings in 6 months. This loan is to replenish working capital. We already have payment arrangements with suppliers to retire the obligations by Sept. Normal lenders have severely restricted loans. Credit scores determine approval , but they are flawed since no adjustment is made for the high number of credit inquiries a small business person generates. Then again credit scores do not matter. I was turned down by CBT (a TARP recipient) after the having been approved by the branch manager and the Area SVP . Corporate officers over rode, saying no restaurants or RE, no exceptions. As to credit utilization, I have been reluctant to pay down revolving credit lines because my bank, W F, has taken in payments and then cut the credit limit solely to reduce their corporate wide credit exposure . I have marketable securities that I can use to reduce my credit lines, but why?

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,602.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492402	$24,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492402. Member loan 492402 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	SADDLEBACK MEMORIAL MEDICAL CENTER	Debt-to-income ratio:	23.00%
Length of employment:	8 years	Location:	MORENO VALLEY, CA

Home town:
Current & past employers:	SADDLEBACK MEMORIAL MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Hello all my future helpers! A brief explanation as to why I need your help. I am interested in lowering my interest rates on a couple credit cards that have increased their interest rates to rediculous ammounts. I have never had a missed or late payment nor have I ever exceeded my limits. I was fine carying a large balance on them when the rate was 9% however for no reason my rates are now as high as 26%. I would really like to get out from under the big banks, close my accounts and stick my tongue out at them but to do that I need your help. I have no problem what so ever paying my bills and my job is very secure so I am very comfortable borrowing your money and I feel my payment history as seen in my credit report should make you feel comfortable lending me money. Please help me get out of this situation this new credit card act has placed me in. Thank you in advance.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,058.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492414	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492414. Member loan 492414 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	15.90%
Length of employment:	7 years	Location:	Rockville, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,513.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492422	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492422. Member loan 492422 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:		Debt-to-income ratio:	7.71%
Length of employment:	3 years	Location:	Appleton, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$980.00	Public Records On File:	0
Revolving Line Utilization:	29.77%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492438	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492438. Member loan 492438 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	old chicago	Debt-to-income ratio:	24.25%
Length of employment:	8 years	Location:	FORT COLLINS, CO

Home town:
Current & past employers:	old chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > The sole purpose of this loan is to pay off my revolving debt. This will alow my to bring my credit cards to a zero balance faster.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	64
Revolving Credit Balance:	$8,971.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492451	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492451. Member loan 492451 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,750 / month
Current employer:	Howard University	Debt-to-income ratio:	2.35%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	Howard University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	18
Revolving Credit Balance:	$12,272.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492460	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492460. Member loan 492460 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	CS STARS	Debt-to-income ratio:	16.87%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	CS STARS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am actively working towards eliminating my credit card debt permanently and would like to pursue 'outside-the-box' options to reduce the amount of interest paid over time and get well on my way to building a healthier financial future!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,193.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492468	$8,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492468. Member loan 492468 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Crabel Capital Management LLC	Debt-to-income ratio:	6.27%
Length of employment:	2 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Crabel Capital Management LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I plan to refinance my Discover Credit Card fully (which charges me 18%) and I will hide it and never use again. This is my oldest credit card up to day and I don't want to close it officially, but again I am not going to use it. My another Credit Card debts are at 13.90% and 8.4% and I think that is reasonable enough not to refinance them. I am a good guy with solid work who incurred debt due to divorce and hope to rebuild my credit and be able to buy a house by the time I am 64 or so.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	27
Revolving Credit Balance:	$18,755.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492471	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492471. Member loan 492471 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	FPL	Debt-to-income ratio:	24.64%
Length of employment:	< 1 year	Location:	BOCA RATON, FL

Home town:
Current & past employers:	FPL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Recently graduated business school from an ivy league institution, and I am now settled in a career with an upward growth trajectory, I want to consolidate the credit card debt I accrued while I was in school. My position is now with a solid Fortune 100 company which recruited me to move from NYC because of my expertise. I am living in a family-owned home, and have no rent or mortgage expense. I am devoting the next few years, taking advantage of my free living situation, to paying off my student loans and credit card debt. I currently have over $2,500 of discretionary income monthly, while I am saving 16% of my salary in my 401k at work. I am very concerned about always being in a solid financial situation, that is why I save and am trying to consolidate high interest credit cards into one loan payment that I can focus on paying down.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,798.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492484	$12,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492484. Member loan 492484 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Miami-Dade County	Debt-to-income ratio:	13.55%
Length of employment:	5 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Miami-Dade County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$24,363.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492486	$2,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492486. Member loan 492486 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	S. J. Moore Interiors	Debt-to-income ratio:	18.00%
Length of employment:	1 year	Location:	Suffolk, VA

Home town:
Current & past employers:	S. J. Moore Interiors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > February was a bleak month for sales in my home decor store and for contracts in my design business. I was unable to cover my business expenses; I was unable to pay myself. I just need a little money to cover some of my expenses. It is impossible for me to get a small business loan, at this time. I have not been able to get a personal loan either.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	9
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492512	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492512. Member loan 492512 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Markham Norton Mosteller Wright and Co.	Debt-to-income ratio:	22.03%
Length of employment:	10+ years	Location:	CAPE CORAL, FL

Home town:
Current & past employers:	Markham Norton Mosteller Wright and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Need to consolidate and re-finance credit card debt at a lower interest rate. Borrower added on 03/10/10 > We are trying to consolidate some credit card debt. The credit cards we are consolidating are in our personal name but were used for business purposes so our business had been paying the monthly payments. The credit cards are: Citibank $17,000 APR 29.9% (we will be paying off $10,000 of this next week and the balance consolidated); Capital One $17,000 APR 29.4% (this will be consolidated). Other debts include Capital One $18,000 APR 15.9%, which the business will continue to pay, Sears $1,500 will be paid off next month by the business and First Community $5,000, which will be paid off in September by the business. The business is construction related so due to several hurricanes and the state of the housing market the credit card debt crept up since we had to continue paying normal operating expenses. The market is coming back and the business is busy again. Even in slow times we were still able to make the minimun payments on the debt but obviously not getting anywhere as far as paying it off. If we are able to consolidate the debt we will make some headway on paying it off at a much lower interest rate.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	4
Revolving Credit Balance:	$11,506.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492518	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492518. Member loan 492518 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Roberts Markel PC	Debt-to-income ratio:	23.19%
Length of employment:	7 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Roberts Markel PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I have a good credit score and pay on time. I have been with my employer for over 7 years. I plan to use my funds to consolidate my credit card debt at a lower interest rate

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,527.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492541	$16,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492541. Member loan 492541 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	AIG	Debt-to-income ratio:	8.53%
Length of employment:	2 years	Location:	ANNANDALE, VA

Home town:
Current & past employers:	AIG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > This loan is for Home Remodeling Borrower added on 03/09/10 > My wife and I have been talking about remodeling our house for years and have kept putting it off. All the loan rates I have looked into have been too high and when LendingClub gave me this offer it has been one of the best around I have found. Our wedding anniversary is coming up next month and I would like to surprise my wife with a gift that she has been deserving for a very long time. Your help is much appreciated on this loan and will be paid off in timely manner. If you have any questions please don't hesitate to ask! - Thanks

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,116.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492550	$8,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492550. Member loan 492550 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	ASUCLA	Debt-to-income ratio:	10.37%
Length of employment:	5 years	Location:	CULVER CITY, CA

Home town:
Current & past employers:	ASUCLA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	69
Revolving Credit Balance:	$480.00	Public Records On File:	1
Revolving Line Utilization:	96.00%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492566	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492566. Member loan 492566 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Fairview Village Church of the Nazarene	Debt-to-income ratio:	7.18%
Length of employment:	< 1 year	Location:	Norristown, PA

Home town:
Current & past employers:	Fairview Village Church of the Nazarene
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > In our efforts to retire our debt, we have tried to call and negotiate with our credit card holders. With the current economic environment, they are not willing to negotiate our current high interest rates. With this loan, we can pay off our debt sooner and more effectively.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,658.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492598	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492598. Member loan 492598 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	C and C Affordable Managment llc	Debt-to-income ratio:	15.44%
Length of employment:	2 years	Location:	CUTCHOGUE, NY

Home town:
Current & past employers:	C and C Affordable Managment llc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,309.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492602	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492602. Member loan 492602 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	F & M Community Bank, NA	Debt-to-income ratio:	21.35%
Length of employment:	3 years	Location:	Chatfield, MN

Home town:
Current & past employers:	F & M Community Bank, NA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I have a good stable job and recieve a good monthly income. We had our second child a couple years ago and it set us back a bit and now we are just trying to get caught up. Credit Card balances will be paid in full monthly to avoid interest charges once current balances are consolidated.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,989.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492606	$12,800	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492606. Member loan 492606 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,250 / month
Current employer:	PEPECO ENERGY SERVICES	Debt-to-income ratio:	5.39%
Length of employment:	2 years	Location:	ATLANTIC CITY, NJ

Home town:
Current & past employers:	PEPECO ENERGY SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > The purpose of the loan is to refinance and repay credit card balances. My credit cards currently have APRs in the low to mid teens (scheduled to go up to as much as 20.99% at the end of this year, upon expiration of promotional rates). The loan from the Lending Club offers much better APR.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,213.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492613	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492613. Member loan 492613 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	nail expo	Debt-to-income ratio:	17.23%
Length of employment:	10+ years	Location:	tuscaloosa, AL

Home town:
Current & past employers:	nail expo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > i,m want payup my credit car Borrower added on 03/10/10 > sorry i can not wrigh enlisgh

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,625.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492622	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492622. Member loan 492622 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Rivermine Software	Debt-to-income ratio:	14.06%
Length of employment:	< 1 year	Location:	FAIRFAX, VA

Home town:
Current & past employers:	Rivermine Software
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$27,010.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492645	$10,750	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492645. Member loan 492645 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Timber Products Company	Debt-to-income ratio:	24.72%
Length of employment:	1 year	Location:	Eugene, OR

Home town:
Current & past employers:	Timber Products Company
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some old high interest credit cards into a fixed loan payment. My fiancee and I are currently renting as we are saving money to purchase a home in the future. By consolidating this debt, I will be able to save additional money each month in order to reach our down payment goal. I currently am employed as a marketing manager for a large private company. My position at the company is safe and I plan to grow and prosper there for many years to come. I appreciate your time reviewing and considering this investment opportunity. Borrower added on 03/09/10 > 1) Exact Purpose of loan - To consolidate two high interest credit cards (Balance 5,900 at 29.99%, Balance 4,400 at 23.24%) into a fixed payment to (A) lower overall monthly payment, (B) lower total amount paid due to elevated interest rates, and (C) Cancel the two cards, working to become debt free. Other debts that I have are at substantially lower interest rates and are being paid off as well. 2) Normal monthly expenses - Rent $400, Utilities $125 (including cable, internet, phone, sewer, water, electricity), car loan $275, credit cards $1,100, insurance $50 = $1,950/mo. This loan would reduce the credit card payment to less than $900 per month. Note: (Total rent is $795 per month and total utilities cost $250 per month. Rent and utilities are split between my fiancee and myself. I've reflected my portion in the above section) 3) Financial ability to make payments - My fiancee and I have been saving for a down payment on a home for over two years now. If I was to lose my job, the money I have put away in savings would be used to cover debts until I received new employment. Also, she is fully employed in a professional position and is capable of making full monthly payments on rent and utilities if the need arises.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,312.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492647	$8,400	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492647. Member loan 492647 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	kcs	Debt-to-income ratio:	1.49%
Length of employment:	4 years	Location:	SPRING GREEN, WI

Home town:
Current & past employers:	kcs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I'm going through a divorce at this time and have temporarily agreed to give 50% of my income to my spouse. The divorce will be final in approx 80 days at which time the mortgage that is currently joint will not have my name attached to it. I need this loan to pay off a line of credit and some other personal debt. Thank you for your consideration. Borrower added on 03/10/10 > Court has documentation stating removal of my name from mortgage at end of divorce period, which is June 1st 2010

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	49	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,530.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492654

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492654	$19,750	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492654. Member loan 492654 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Colorado State University	Debt-to-income ratio:	3.67%
Length of employment:	9 years	Location:	Denver, CO

Home town:
Current & past employers:	Colorado State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I plan to use the funds to consolidate high interest credit cards. The total consolidated is $19,631.65 with interest rates between 18.99-23%. By consolidating them I looking to get a lower rate and one manageable payment to pay them off quicker. My monthly expenses are as follows: Rent: $900.00; Car Insurance for myself and my two daughters is: $163.77; I have no car payment; my utilities average between 120.00-232.00, depending on the time of year. I have no home phone, just a cell which is $120.00; my food averages at about $300.00 a month; I have a student loan for $397.21. I am a single mother with two girls who are college age and attend college. I have never defaulted on a loan. I have always made my payments and have strong sense of responsiblity in fulfilling and any and all obligations I am responsible for. The last year and half has been an extremely tough for my family and I. As is with a lot of people I realize. My oldest daughter had some personal issues that as a mother I could not turn her away, so I helped her. In helping her I aquired debt on my credit cards. Additionally there were medical problems that my insurance company did not cover or they only paid a certain percentage. I was forced to put the balances on my cards. It has been a very difficult time, but I am deteremined to make it through. I appreciate any help that can be given. I have always honored my debts and have always strived to do the best with what I have been given. I have never, nor do I ever intend to file bankruptcy. I will do what is necessary and work as hard as is necessary to fulfill my obligations. Thank you for any consideration you give me. Best wishes.... Borrower added on 03/09/10 > I wanted to added that I orignally thought my 10 anniversary date at my job was in April, I have been informed it will be June. My start date was not considered until after the probationary period new hires go through. I apologize for the inaccurate information I provided previously.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	70	Months Since Last Delinquency:	78
Revolving Credit Balance:	$37,866.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492659	$17,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492659. Member loan 492659 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,125 / month
Current employer:	Emory University/VA Medical Center	Debt-to-income ratio:	20.77%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Emory University/VA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,221.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492674

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492674	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492674. Member loan 492674 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	County of San Diego DA's Office	Debt-to-income ratio:	16.91%
Length of employment:	3 years	Location:	El Cajon, CA

Home town:
Current & past employers:	County of San Diego DA's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Currently paying 18% on this 7,000 on credit card. I have never missed a payment or been more than 30 days late on any loan.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,507.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492678	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492678. Member loan 492678 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Ochsner clinc	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	Metairie, LA

Home town:
Current & past employers:	Ochsner clinc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492691	$4,750	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492691. Member loan 492691 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:		Debt-to-income ratio:	24.52%
Length of employment:	n/a	Location:	canton, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	25
Revolving Credit Balance:	$18,571.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492720	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492720. Member loan 492720 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,742 / month
Current employer:	CSG Systems Inc	Debt-to-income ratio:	22.62%
Length of employment:	5 years	Location:	Aurora, CO

Home town:
Current & past employers:	CSG Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I plan to use these funds to consolidate a number of credit card debts. The intrest rate on these is 25-30%, and I would like to obtain a lower intrest rate, as well as establish a non-revolving debt so that I can pay the debts off completely within the next five years. The repayment amount for this loan, if fully funded, will be about the same as what I am currently paying to the six credit cards I want to pay off. I have been able to stay on top of these payments, and consoledating these into a single payment will be much simpler for me to manage. Monthly Payment Balance Intrest Min PMT Payoff Intrest Over Time ANB Citi $50.00 $5,314.85 18.99% 21 years $7,421.00 MBNA $300.00 $6,088.05 25.24% 26 years $12,220.00 Sears $75.00 $1,869.89 29.99% 18 years $3,857.00 Citi $250.00 $6,978.15 29.99% 25 years $16,340.00 Chase Card $50.00 $2,881.82 29.99% 24 years $1,624.00 Capitol One $50.00 $1,070.25 25.90% 11 years $1,685.00 Total $775.00 $24,203.01 I work for a software firm that provides customer interaction solutions to cable and satellite companies. I work on the account of one of the top two clients for my company. My company has reported a profit every quarter for the last year, even through the econmoic downturn, becasue our solutions find ways for our clients to save money while providing a better customer experience for their customers. I have been employed here for 5 and a half years, with over 10 years in the industry.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,174.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492730	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492730. Member loan 492730 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	wal-mart	Debt-to-income ratio:	14.55%
Length of employment:	10+ years	Location:	PATASKALA, OH

Home town:
Current & past employers:	wal-mart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,214.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492732	$4,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492732. Member loan 492732 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Worthington Ford	Debt-to-income ratio:	10.31%
Length of employment:	1 year	Location:	WESTMINSTER, CA

Home town:
Current & past employers:	Worthington Ford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I have an 18 year old daughter that is graduating in June. I Would like to do some special things for her graduation and getting her set up in Texas for her 1st year of college. Borrower added on 03/10/10 > Please note my auto loan is paid in full in June. Thus reducing my monthly output.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,235.00	Public Records On File:	1
Revolving Line Utilization:	7.60%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492766	$9,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492766. Member loan 492766 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,458 / month
Current employer:	Community Loans of America	Debt-to-income ratio:	1.55%
Length of employment:	2 years	Location:	Buford, GA

Home town:
Current & past employers:	Community Loans of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Been an IT developer for 4 years. Getting married in 6 months wanted to pay off my high interest payments and start saving more money. Very reliable. I've had over 800 score for 2 years now. If your an investor I'm a perfect borrower, but I'm sure you've heard that before. I've never been late with a payment and have a well paying secure job. Invest in me with no caution.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,517.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492800	$5,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492800. Member loan 492800 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	Bluegrass Oxygen	Debt-to-income ratio:	5.89%
Length of employment:	7 years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	Bluegrass Oxygen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Loan will be applied to high interest credit card(s) student loan and furniture account. Essentially instead of paying 4-5 accounts per month, would like to consolidate to one payment.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,140.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492824	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492824. Member loan 492824 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:		Debt-to-income ratio:	12.89%
Length of employment:	n/a	Location:	Ojai, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am looking for an investor to help me start a cloth diapering service here in southern california. I am putting 5,000 toward it myself but am looking for an addition 6,000.00 to help me get going. There is plenty of interest in the area and the market research I have done shows a resurgence in the popularity of cloth diapers and the rebirth of the diaper service industry. Aside form purchasing my stock I have everything at the starting gate including my website, my laundry area, my vehicle, and a list of interested families. Cloth diapers improve the quality of life for babies, they are environmental friendly, and the responsible choice for all modern day parents. Help me make this humble dream come true!!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,409.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492851	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492851. Member loan 492851 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Hyatt Hotels	Debt-to-income ratio:	15.17%
Length of employment:	2 years	Location:	Lawrenceburg, KY

Home town:
Current & past employers:	Hyatt Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am interested in this loan for the purposes of debt consolidation. My wife and I have nearly $15,000 in credit card debt related to the birth of our twin boys, Adam and Jack, they're almost two. The debts were spread over 2-3 credit cards and the monthly minimums just arent getting things done. I recently paid off my car, a $284/mo payment, and I want to take the money from that payment and my minimums on the three cards ($190, $147 and $60) to apply to this loan. Borrower added on 03/08/10 > We have insurance but 12 days in the NICU really eats up your benefits. Borrower added on 03/09/10 > Minimum payments are 190 , 150, and 100 - I entered info incorrectly above.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,962.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492856	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492856. Member loan 492856 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	CFI Medical	Debt-to-income ratio:	24.68%
Length of employment:	1 year	Location:	Davison, MI

Home town:
Current & past employers:	CFI Medical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > This loan will be used to expand detailing services at my car wash. We have done detailing for the past several years and will use this money to expand our services by adding roll up doors to our detailing bay which will allow us to operate during all weather conditions. Our detailing services average $3-4k/month and with roughly 35% of that being payroll, there is more than enough money left to ensure that this note will get paid. In addition to operating the car wash and detailing center, I have a 9-5 job too. I am an engineering technician at a medical manufacturer. I work on ISO/FDA compliance and perform R & D on new products that our company is bringing to market. I look forward to working with Lending Club and hope you will fund with confidence. Borrower added on 03/10/10 > Please don't hesitate to ask any questions you may have. Thanks!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,349.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492858	$9,600	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492858. Member loan 492858 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,053 / month
Current employer:		Debt-to-income ratio:	10.63%
Length of employment:	< 1 year	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > The interest rate on my Chase credit card was recently raised to almost 30% despite my excellent credit score and payment history. The monthly loan repayment through Lending Club would only be a bit more than the amount I am currently paying Chase monthly but would have me debt free much quicker. My employment contract was just extended through 2010. Borrower added on 03/09/10 > Employment User experience professional employed by Analysts in Motion (AIM) on long term contract (one year or more) with Allstate Insurance. Purpose of Loan Refinance credit card debt at lower interest rate. Loan will be used to pay outstanding balance on Chase credit card and the account then closed. Monthly Expenses I have approximately $3000 remaining each month after taxes and monthly expenses of $3319. Overview of Monthly Expenses Rent $1433 Insurance 324 Car No car payment Utilities 122 Phone/Internet 150 Food 400 Student Loan 280 Credit cards 610 Total $3319 Other information Backup savings in the event of job loss.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,756.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 492862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492862	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492862. Member loan 492862 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	safeway inc.	Debt-to-income ratio:	13.39%
Length of employment:	< 1 year	Location:	tacoma, WA

Home town:
Current & past employers:	safeway inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492872	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492872. Member loan 492872 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,333 / month
Current employer:	The Palladium Group	Debt-to-income ratio:	14.84%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	The Palladium Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,660.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492882	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492882. Member loan 492882 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$30,000 / month
Current employer:		Debt-to-income ratio:	1.79%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	62
Revolving Credit Balance:	$80,508.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492887	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492887. Member loan 492887 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Gordon Brothers Group	Debt-to-income ratio:	15.28%
Length of employment:	< 1 year	Location:	Westwood, MA

Home town:
Current & past employers:	Gordon Brothers Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am the VP of Marketing for a major Private Equity firm in Boston. I have some credit card debt with high interest rates that I wish to consolidate. I wil be using the funds to pay them off.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,294.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492896	$24,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492896. Member loan 492896 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Dominion Enterprises	Debt-to-income ratio:	14.80%
Length of employment:	5 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Dominion Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,211.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492913	$10,750	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492913. Member loan 492913 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Knight Enterprises	Debt-to-income ratio:	10.39%
Length of employment:	2 years	Location:	seminole, FL

Home town:
Current & past employers:	Knight Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > 1)Who/what is your Employer(s) and what do you do/job description there? Employer Knight Enterprises communication contractor. Largest contractor in Pinellas county Florida performing installation for Brighthouse Networks. My duties are involved in providing the subcontractors for Knight with the cable setop boxes for the techs I have been employed there for over 2 years I am also retired from the California Dept of Corrections and receive full medical and dental and a monthly benefit for the rest of my life. 2) Exact Purpose of Loan = Purpose of this loan is to pay off existing credit cards I have been affected like everyone else I paid on time and more than the min only to have my rates raised and limits lowered. 3) Breakdown normal monthly expenses mortgage 1000, insurance 367, car fuel 400, utilities 250, phone 250 , internet 25.00, food 400, childcare 0 loans 0 credit cards 500, etc.) I hope this helps qualify me as a worthy borrower. Thank you

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,143.00	Public Records On File:	1
Revolving Line Utilization:	94.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492914	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492914. Member loan 492914 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,317 / month
Current employer:	IMA of Colorado	Debt-to-income ratio:	14.78%
Length of employment:	7 years	Location:	AURORA, CO

Home town:
Current & past employers:	IMA of Colorado
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > We own a franchise, and want to purchase two additional existing units. The two additional units gross over $100,000 per year. We require $25,000 for a down payment for owner financing. Thanks!

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,112.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492934	$9,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492934. Member loan 492934 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Fortuna Community Services	Debt-to-income ratio:	18.67%
Length of employment:	5 years	Location:	MCKINLEYVILLE, CA

Home town:
Current & past employers:	Fortuna Community Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,483.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492938	$8,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492938. Member loan 492938 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Porsche Business Services	Debt-to-income ratio:	9.00%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Porsche Business Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Hi, I run a successful side business reselling imported Chinese goods through Ebay & Amazon. (Full disclosure: what I import is proprietary to my business, so I cannot disclose exactly what the product is -- I will say it a common consumer good though and it is not counterfeit or dangerous). My gross margins are around 50% and profit margins hover around 25% to 30% per month. Even at 14.59% annually, my business can easily cover the loan payment. I would like to start with a smaller loan, establish a payment history, and slowly build out bigger lines of credit through the community here. I work full time as a capital markets (structured finance / securitization) analyst for an auto-maker and make $80k/year gross. My expected bonus is 20% of my take home salary, so this year I should make approximately $96k. My job is to structure the sale of asset-backed securities; so rest assured I work in the institutional lending game every day. In my mind, taking on this loan is an EXCELLENT risk adjusted return for any investor. I am young and am not interested in ruining my credit for an $8,000 line! I have approximately $35k in cash / stocks / bonds; $15k of residual value in my car. I rent at $1,500 a year I have around $500/month in student loan payments ($50k approximately outstanding); no major outstanding revolving balances on credit cards (one $1500 interest free balance for a living room set I just bought and $800 on a Sears card for a TV that I've been amortizing at $300 / month). I'm happy to field any questions regarding the business (not the exact product though...). I appreciate your consideration. Thanks, -Tim Borrower added on 03/08/10 > f Borrower added on 03/09/10 > Note: I rent at $1,500/month, not $1500 a year...

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	58
Revolving Credit Balance:	$4,711.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492950	$21,550	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492950. Member loan 492950 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	country home care	Debt-to-income ratio:	13.82%
Length of employment:	3 years	Location:	BOGATA, TX

Home town:
Current & past employers:	country home care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > capital one, gm card and discover card

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$21,233.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492954	$18,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492954. Member loan 492954 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	international fire equipment	Debt-to-income ratio:	6.24%
Length of employment:	10+ years	Location:	Round Lake , IL

Home town:
Current & past employers:	international fire equipment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	82
Revolving Credit Balance:	$14,838.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492959	$12,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492959. Member loan 492959 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Kensium	Debt-to-income ratio:	15.42%
Length of employment:	5 years	Location:	Bartlett, IL

Home town:
Current & past employers:	Kensium
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Looking to take the cash I currently spend in paying minumums on CC that jumped in APR and payoff in less time. Borrower added on 03/13/10 > follow up to USMC-RETIRED-INVESTOR questions. I have other credit that is at a more favorable rate then what is being offered by Lending Club. So I currently am only looking to Consolidate the one CC in which the rate jumped recently.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$46,055.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492961	$15,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492961. Member loan 492961 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	athena diagnostics	Debt-to-income ratio:	9.34%
Length of employment:	1 year	Location:	WALLED LAKE, MI

Home town:
Current & past employers:	athena diagnostics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	37	Months Since Last Delinquency:	6
Revolving Credit Balance:	$35,600.00	Public Records On File:	1
Revolving Line Utilization:	96.70%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493088	$6,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493088. Member loan 493088 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Mpp Ridgway	Debt-to-income ratio:	20.71%
Length of employment:	2 years	Location:	RIDGWAY, PA

Home town:
Current & past employers:	Mpp Ridgway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$454.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493091	$3,100	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493091. Member loan 493091 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	5.32%
Length of employment:	2 years	Location:	Pompano Beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Credit card companies arbitrarily jack up their interest rates....Never missed or been late.....They don't care!! Borrower added on 03/09/10 > Credit card companies arbitrarily raise their rates even though I've never been late nor missed a payment

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,918.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493093	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493093. Member loan 493093 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,897 / month
Current employer:	US Army	Debt-to-income ratio:	15.61%
Length of employment:	8 years	Location:	Jupiter, FL

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > A higher enlisted military member. Have over 4 years left on my current contract. Currently Making $4,000/month after rent/utilities. No trouble making my current payments, want the loan simply to cosildate the payments and make it easier on myself and lower my interest rates.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,539.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493113	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493113. Member loan 493113 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,310 / month
Current employer:		Debt-to-income ratio:	21.23%
Length of employment:	n/a	Location:	brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,162.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493116	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493116. Member loan 493116 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:		Debt-to-income ratio:	8.42%
Length of employment:	5 years	Location:	Lebanon, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Would like to purchase 2 bedroom rental property. I am in construction/remodeling. I have owned my business for five years and would like to get into rental properties with my wife who is a property manager for over 700 apartments and holds her real estate license as well. I would like to use this money to get things moving a little faster and more smoothly. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,410.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493131	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493131. Member loan 493131 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	SMBC Banking Corporation	Debt-to-income ratio:	10.70%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	SMBC Banking Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,838.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493132	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493132. Member loan 493132 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Southwire Company	Debt-to-income ratio:	12.64%
Length of employment:	7 years	Location:	Carrollton, GA

Home town:
Current & past employers:	Southwire Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > need to payoff higher interest rate loans and credit card Borrower added on 03/10/10 > I work for Southwire Company. They make a wide variety of electrical wire from wire used in residential and commercial buildings to wire that carries electricity from pole to pole. I am a computer programmer here an work on the team that is in charge of the computer systems that are used to ship production to customers. I am getting this loan to consolidate debts. Here is a list of debt to be paid off with the loan: ( type of debt / balance / interest rate / status) Personal loan / 7,516.71 / 27.9 / paid off Credit card / 3,905.84 / 18.99 / paid off Personal loan / 1968.72 / 18 / paid off Credit card / 3838.24 / 9 / paid off ??? I was able to have interest reduced but it will go up Credit card / 3401.78 / not paid off ??? I was able to have interest reduced but it will go up I have taken a class at my church name Financial Peace University by Dave Ramsey. It teaches you about how to deal with money and get out of debit. I am trying to get my monthly debt payment lowered but will make extra payments to get out of debt faster. I currently have a part-time job to attack the debt. I have a 401K that I can cash in to payoff the debt but would prefer not to use it. But if I had to I would cash it in should I run into problems paying. Borrower added on 03/10/10 > I work for Southwire Company. They make a wide variety of electrical wire from wire used in residential and commercial buildings to wire that carries electricity from pole to pole. I am a computer programmer here an work on the team that is in charge of the computer systems that are used to ship production to customers. I am getting this loan to consolidate debts. Here is a list of debt to be paid off with the loan: ( type of debt / balance / interest rate / status) Personal loan / 7,516.71 / 27.9 / paid off Credit card / 3,905.84 / 18.99 / paid off Personal loan / 1968.72 / 18 / paid off Credit card / 3838.24 / 9 / paid off ??? I was able to have interest reduced but it will go up Credit card / 3401.78 / not paid off ??? I was able to have interest reduced but it will go up I have taken a class at my church name Financial Peace University by Dave Ramsey. It teaches you about how to deal with money and get out of debit. I am trying to get my monthly debt payment lowered but will make extra payments to get out of debt faster. I currently have a part-time job to attack the debt. I have a 401K that I can cash in to payoff the debt but would prefer not to use it. But if I had to I would cash it in should I run into problems paying.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	77
Revolving Credit Balance:	$12,947.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493169	$18,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493169. Member loan 493169 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,055 / month
Current employer:	McNair Law Firm P.A.	Debt-to-income ratio:	19.64%
Length of employment:	4 years	Location:	LITTLE MOUNTAIN, SC

Home town:
Current & past employers:	McNair Law Firm P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Employed by McNair Law Firm, P.A. as an IT Specialist. The purpose of this loan is to consolidate credit card debt. No other debts except car. Monthly expenses Own home - No mortgage or rent. Car - $257.00 month Gas - $150.00 month Insurance $125.00 (Car and home) Electricity $200.00 month Phone - $40.00 month Internet - $79 month Food - $200.00 month No dependents

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,416.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493190	$20,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493190. Member loan 493190 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,358 / month
Current employer:	Marquette University	Debt-to-income ratio:	17.77%
Length of employment:	8 years	Location:	Vernon Hills, IL

Home town:
Current & past employers:	Marquette University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Debt Consolidation No late for any payments so far Monthly budget: $8,000 including mortgage Also, I have Annuity $3,100/month from State of Illinois I have a tenure, so, I can work untill I want

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$172,716.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493201	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493201. Member loan 493201 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,542 / month
Current employer:	Deloitte	Debt-to-income ratio:	2.64%
Length of employment:	2 years	Location:	Broomall, PA

Home town:
Current & past employers:	Deloitte
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Auto loan to buy the car of my dreams - i have excellent credit

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,097.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493203	$4,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493203. Member loan 493203 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,850 / month
Current employer:	City of Columbia	Debt-to-income ratio:	22.60%
Length of employment:	< 1 year	Location:	Columbia, SC

Home town:
Current & past employers:	City of Columbia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I need your help. I made some mistakes when I was younger but I am doing my best to fix that.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	48
Revolving Credit Balance:	$12,784.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493224	$3,200	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493224. Member loan 493224 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Irdeto	Debt-to-income ratio:	18.53%
Length of employment:	4 years	Location:	Carlsbad, CA

Home town:
Current & past employers:	Irdeto
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	66
Revolving Credit Balance:	$27,816.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493229	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493229. Member loan 493229 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Commonwealth of Pennsylvania	Debt-to-income ratio:	8.37%
Length of employment:	10+ years	Location:	Collegeville, PA

Home town:
Current & past employers:	Commonwealth of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,917.00	Public Records On File:	1
Revolving Line Utilization:	52.20%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493244	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493244. Member loan 493244 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	Roubini Global Economics LLC	Debt-to-income ratio:	6.00%
Length of employment:	3 years	Location:	New Jersey, NJ

Home town:
Current & past employers:	Roubini Global Economics LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Funds required for small Home Improvement project. I am the Chief Financial Officer of a global Macro-Economic research firm that has never been out of employment throughout my career. I have a very low debt to equity basis on a monthly basis and can easily afford the monthly payments on a loan of this size.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,992.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493259	$11,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493259. Member loan 493259 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,177 / month
Current employer:	Public Service Credit Union	Debt-to-income ratio:	11.61%
Length of employment:	1 year	Location:	Denver, CO

Home town:
Current & past employers:	Public Service Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,770.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493264	$22,750	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493264. Member loan 493264 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:		Debt-to-income ratio:	16.66%
Length of employment:	n/a	Location:	Maryland Heights, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1971	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,754.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493293	$6,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493293. Member loan 493293 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Boehringer Ingelheim	Debt-to-income ratio:	19.53%
Length of employment:	3 years	Location:	Chester, VA

Home town:
Current & past employers:	Boehringer Ingelheim
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > I work in the pharma business in quality. I am originally from Chicago. I plan to pay a credit card with the loan. The loan has a better rate. Thank you for your interest!

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	64	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,316.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493311	$5,000	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493311. Member loan 493311 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Marlton Rehab	Debt-to-income ratio:	2.32%
Length of employment:	10+ years	Location:	Cherry Hill, NJ

Home town:
Current & past employers:	Marlton Rehab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,814.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493334	$4,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493334. Member loan 493334 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	BDO Binder	Debt-to-income ratio:	15.47%
Length of employment:	4 years	Location:	Cambria Heights, NY

Home town:
Current & past employers:	BDO Binder
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Credit card consolidation

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$13,900.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493351	$16,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493351. Member loan 493351 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	West Covina School District	Debt-to-income ratio:	1.34%
Length of employment:	10+ years	Location:	Pomona, CA

Home town:
Current & past employers:	West Covina School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Thank you! My family appreciates your consideration. Borrower added on 03/10/10 > Thank you! Borrower added on 03/10/10 > Thank you

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	52
Revolving Credit Balance:	$3,694.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493383	$14,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493383. Member loan 493383 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	LNH Corp.	Debt-to-income ratio:	10.12%
Length of employment:	4 years	Location:	flushing, NY

Home town:
Current & past employers:	LNH Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,063.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493412	$11,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493412. Member loan 493412 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Twin Cedars Youth Services, Inc	Debt-to-income ratio:	18.53%
Length of employment:	8 years	Location:	Peachtree City, GA

Home town:
Current & past employers:	Twin Cedars Youth Services, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	71	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,833.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493442	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493442. Member loan 493442 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Halliburton Energy	Debt-to-income ratio:	15.37%
Length of employment:	10+ years	Location:	rock springs, WY

Home town:
Current & past employers:	Halliburton Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > The amount that I am requesting will pay off all of the credit card debt and also will take the stress of knowing that I would have had to pay 20 plus years and approximately $20,000.00 in interest to the credit card companies, this will allow me to to become credit card debt free.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	37
Revolving Credit Balance:	$7,552.00	Public Records On File:	1
Revolving Line Utilization:	84.90%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493443	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493443. Member loan 493443 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	self	Debt-to-income ratio:	8.50%
Length of employment:	10+ years	Location:	SIMI VALLEY, CA

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,864.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493457	$24,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493457. Member loan 493457 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:	Trinity Group Construction	Debt-to-income ratio:	23.07%
Length of employment:	6 years	Location:	Ashburn, VA

Home town:
Current & past employers:	Trinity Group Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	74
Revolving Credit Balance:	$162,380.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493460	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493460. Member loan 493460 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Lloyd Christian Legal Systems Inc	Debt-to-income ratio:	4.04%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Lloyd Christian Legal Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > As a retired veteran, I have been thankfully blessed by God to have partnered with skilled individuals to work with in my new business venture. We have utilized most of our resources and are positioned to revolutionize the legal industry with our business model. We are looking for a bridge loan to assist us until our SBA funding comes through Borrower added on 03/12/10 > What makes me a good borrower... is my background of paying my bills on time and maintaining a small amount of debt overall.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493461	$13,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493461. Member loan 493461 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Meetlocalbiz.com	Debt-to-income ratio:	20.62%
Length of employment:	< 1 year	Location:	Towson, MD

Home town:
Current & past employers:	Meetlocalbiz.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My credit card changed my terms of service and increased my interest rate to 30%. This increase was not based on my performance, but they decided to increase it anyway. I have never missed a payment and I usually pay over minimum. I plan on using this loan to pay off the balance and take advantage of the loan's lower interest rate. I am a full-time videographer for a small business organization that provides workshops, training, and networking events for local business owners. We use video to give business owners an online presence and give them better exposure to potential customers.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493468	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493468. Member loan 493468 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Pohanka Automotive Group	Debt-to-income ratio:	22.29%
Length of employment:	6 years	Location:	Springfield, VA

Home town:
Current & past employers:	Pohanka Automotive Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Paying off Credit cards and Some advance Wedding expenses, Will have loan paid back in one year.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,511.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493496	$6,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493496. Member loan 493496 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,208 / month
Current employer:	BNY Mellon	Debt-to-income ratio:	15.95%
Length of employment:	10+ years	Location:	New Kensington, PA

Home town:
Current & past employers:	BNY Mellon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Just wanted to add I am using this loan to pay off a higher interest rate loan. If you are able to view my credit report I have excellent credit and have credit cards with low to zero balance. I need this loan because the creditor I would like to pay does not except credit card payments as strange as that may seem.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,087.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493498	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493498. Member loan 493498 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	8.97%
Length of employment:	9 years	Location:	Long Valley, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,158.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493508	$24,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493508. Member loan 493508 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,600 / month
Current employer:	K and F Partners LLC	Debt-to-income ratio:	13.19%
Length of employment:	< 1 year	Location:	TAKOMA PARK, MD

Home town:
Current & past employers:	K and F Partners LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I have a large amount of credit card debt, and for the past few years I've paying more than the minimum payment each month to pay it down. I never made a late payment or missed a payment. Now the CC company has jacked up my rates, so even though I am paying the same amount each month as I was before, now it's just the minimum payment. Basically, they said "if this guy can pay $X every month, let's hike his interest so we get more and he can't pay down principle." My response - enough is enough. I'd rather smart investors like Lending Club members get my interest money than keep sending it to a credit card company that treats me this way! Please help me free myself from these companies. Thanks. Borrower added on 03/12/10 > FYI: We do rent the home we live in, but we also have a mortgage on a home that we rent to tenants. The rent we pay and the rent we earn are about the same. We moved to get into a better school district and a county with lower taxes.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,558.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493522	$7,000	20.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493522. Member loan 493522 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	shuniaa inc	Debt-to-income ratio:	5.59%
Length of employment:	2 years	Location:	nevada city, CA

Home town:
Current & past employers:	shuniaa inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,691.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493535	$5,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493535. Member loan 493535 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Roche Pharmaceuticals	Debt-to-income ratio:	23.85%
Length of employment:	1 year	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Roche Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I currently work as a Scientist and just moved. I need the money to assist me with moving expenses and also my upcoming wedding in April. After this, I foresee more savings because of no more wedding expenses, and also a combined household income. My fianc?? is also grad school educated.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,878.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493543	$13,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493543. Member loan 493543 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	at&t	Debt-to-income ratio:	15.14%
Length of employment:	2 years	Location:	national city, CA

Home town:
Current & past employers:	at&t
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I pay all my bills on time I never been late.I am also working for a great company that is stable and have job security the name of the company is at&t, What I am trying to do is consolidation 3 credit cards and 1 personal loan all in 1 payment and reduce my apr. I know the term is for 3 years but I plan on paying it in 24-26 months. I know13000 dollars is a lot of money to loan especially unsecure i will make sure you get your money back. Because I don't want to ruin my credit and plan to own a home in the future. Borrower added on 03/11/10 > I am a retail sales consultant been with the company 2yrs and 5 months. I provide the cusrtomer with the best solution with there cell phones, home phone, internet, and at&t uverse which is cable T.V with at&t. Dependind because I have 3 cc 1. $1879/ 2. $1989/ 3.$1998 and 1 loan at $7000 the apr on all 3 avg is 24% thats why I hope, I can get $13000 that way Ican pay all 4 debts in 1. these are my monthly expenses 1) loan $212 2)rent $200 3) food $300 4) 24hr fitness membership $18 5)capital one $50-$250 6)chase $50-$250 7) bank of america $50-$250 8) macys $25-$100 9) insurance $65 10) car I own Borrower added on 03/11/10 > I am a retail sales consultant been. I provide the cusrtomer with the best solution with there cell phones, home phone, internet, and at&t uverse which is cable T.V with at&t. Dependind because I have 3 cc 1. $1879/ 2. $1989/ 3.$1998 and 1 loan at $7000 the apr on all 3 avg is 24% thats why I hope, I can get $13000 that way Ican pay all 4 debts in 1. these are my monthly expenses 1) loan $212 2)rent $200 3) food $300 4) 24hr fitness membership $18 5)capital one $50-$250 6)chase $50-$250 7) bank of america $50-$250 8) macys $25-$100 9) insurance $65 10) car I own

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,906.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493546	$7,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493546. Member loan 493546 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	James City County	Debt-to-income ratio:	24.24%
Length of employment:	10+ years	Location:	Toano, VA

Home town:
Current & past employers:	James City County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I am looking to consolidate my credit card accounts into something with a lower interest rate. Trying to tighten things up, like a lot of others.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	53
Revolving Credit Balance:	$29,053.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493558	$8,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493558. Member loan 493558 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Insight	Debt-to-income ratio:	14.51%
Length of employment:	10+ years	Location:	Quinlan, TX

Home town:
Current & past employers:	Insight
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Had an unexpected bill come up and I really don't want to put it on a credit card. I'd rather have a set note with a decent interest rate.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,445.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493562	$2,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493562. Member loan 493562 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	UNITED STATES NAVY	Debt-to-income ratio:	16.29%
Length of employment:	10+ years	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	UNITED STATES NAVY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Go Navy! Borrower added on 03/10/10 > Thank you

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,400.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493571	$6,600	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493571. Member loan 493571 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	MicroStrategy, Inc	Debt-to-income ratio:	16.41%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	MicroStrategy, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,755.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493576	$20,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493576. Member loan 493576 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,417 / month
Current employer:	Sasaki Associates Inc.	Debt-to-income ratio:	3.91%
Length of employment:	10+ years	Location:	BOSTON, MA

Home town:
Current & past employers:	Sasaki Associates Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Home improvements to my $700,000 condo including kitchen upgrade and bathrooms.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	4
Revolving Credit Balance:	$185.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493583	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493583. Member loan 493583 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:		Debt-to-income ratio:	9.77%
Length of employment:	10+ years	Location:	Mission Viejo, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > As I review other profiles of individuals looking to secure funding, I see that lenders are asking about income, and work experience. So that you do not have to waste your time asking, I own my own law firm. I gross about 20,000 per month, which is then turned around to pay office expenses and employee costs. I am looking to expand my firm to another location, and would like to consolidate the higher interest payments that I have. With the economy how it is, and banks tightening up on their practices, my lines of credit rates have been raised, and limits decreased, through no fault of my own.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	7
Revolving Credit Balance:	$37,527.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493602	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493602. Member loan 493602 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:		Debt-to-income ratio:	21.40%
Length of employment:	1 year	Location:	Palm Coast, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > We enjoy being involved in a business that helps save lifes. We sell used endoscopic equipment used by Doctor's here in the United States and also Overseas. Ordinarily are prices are set to yield a specific amount of profit, however there are occasions when we can obtain a scope for a few hundred dollars, sell it to a doctor for a few thousand, and it still is less than half the price the Doctor would ordinarily pay. We currently have missed several opportunities to purchase larger inventories, and want the working investment capital so as not to miss the next opportunities. We have been involved in this business collectively for several years and see no problem whatsoever paying the loan back on time. If you have any questions, please feel free to email. We are so busy with our business, we will do our best to answer questions on a daily basis, so please don't hesitate to email. Thank you all in advance for the support of a good cause.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,280.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493612	$5,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493612. Member loan 493612 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,950 / month
Current employer:	BloomfieldCentral School	Debt-to-income ratio:	10.31%
Length of employment:	10+ years	Location:	SODUS POINT, NY

Home town:
Current & past employers:	BloomfieldCentral School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	32
Revolving Credit Balance:	$2,579.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493633	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493633. Member loan 493633 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Frito Lay	Debt-to-income ratio:	13.98%
Length of employment:	4 years	Location:	Fayette, AK

Home town:
Current & past employers:	Frito Lay
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,339.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493662	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493662. Member loan 493662 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	8.44%
Length of employment:	5 years	Location:	Delanco, NJ

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My wife and I are looking to purchase an ice cream business. We have prior experience running this type of store. We need a loan for start-up costs.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493666	$5,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493666. Member loan 493666 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	W.E. Bowers	Debt-to-income ratio:	1.94%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	W.E. Bowers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Hello, I have named my fund My Son after my two year old who is my greatest motivation towards a better future. To start off I would like to pay off the remaining balance on my credit card and then move into a larger apartment for him to grow up in. It was my father who taught me the importance of paying a loan off when he co-signed for me when I went to purchase a new motorcycle four years ago. I paid it off in two years with no late payments and also without any speeding tickets! I remember paying it off on half of what I am currently earning through the Steamfitters Local 602 Apprenticeship Program located in Washington, DC. It is required through a contract that we work a minumum of 2000 hours a year and a minimum of 10000 hours total through our five years of training. They have done a great job of keeping me employed even through this down economy. Thanks.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,689.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493667	$2,500	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493667. Member loan 493667 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Concrete Construction Corporation	Debt-to-income ratio:	10.36%
Length of employment:	1 year	Location:	La Mirada, CA

Home town:
Current & past employers:	Concrete Construction Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I live in a house built in 1955 with all original appliances and no dishwasher. I'm looking to replace the old appliances and add a dishwasher.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	15
Revolving Credit Balance:	$417.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493691	$6,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493691. Member loan 493691 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	University of Rochester	Debt-to-income ratio:	3.31%
Length of employment:	3 years	Location:	Rochester, NY

Home town:
Current & past employers:	University of Rochester
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I am currently a 3rd (of 5 1/2) year Ph.D candidate at the University of Rochester (NY) in the Biochemisty/Biophysics Department. Right now, I am making a research assistant salary, however, in the future I hope to pursue a career in a crime lab, at the state or federal level. This loan will help me pay for an engagement ring for my girlfriend and pay for a trip back to my hometown in Kansas. I will also use this loan to relieve myself of my remaining credit debt. I am an excellent borrower - I have borrowed money and paid for my car, taken and paid back a lien on my car (both loans were paid off early), never had a late credit card payment, never gone above my credit limit, and have a steady job to pay this loan back.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,702.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493693	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493693. Member loan 493693 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	Mason Schools	Debt-to-income ratio:	9.70%
Length of employment:	2 years	Location:	erie, MI

Home town:
Current & past employers:	Mason Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My wife and I got married and bought our home 2 years ago. Soon after we started having troubles with our septic. Our entire system needs replaced in our home, and we were going to have it done but ran into unexpected expenses. She is a nurse and I work as a teacher and teaching assistant and we have been married 2 yrs coming up very soon. We are both very honest and upstanding individuals and just want to be rid of this headache so we can pursue having a baby.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,838.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493695	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493695. Member loan 493695 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Memorial Sloan Kettering Cancer Center	Debt-to-income ratio:	11.33%
Length of employment:	3 years	Location:	Teaneck, NJ

Home town:
Current & past employers:	Memorial Sloan Kettering Cancer Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I am a good candidate for this loan because I just finished paying off a $15,000 personal loan that my mother had taken out on my behalf in less than 4 years. I am very motivated in becoming debt free. My goal was to become debt free by 30 but was unable to accomplish this goal since I turned 30 last year and will be 31 this year. I am still pleased with my self since I've knocked down $15,000 in debt in less than 4 years. This $10,000 loan is to help me reach my new goal, to be Debt Free Before I'm 40. I would really be grateful if I could be approve for this loan at a great rate. I have fallen victim to the new credit card law that took effect last month. I saw my credit card rates creep up to an unbelievable interest rate of 18-19%. I want to use this loan to consolidate my credit card debts to help me get to my goal. Thank you all.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,379.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493703	$4,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493703. Member loan 493703 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,067 / month
Current employer:	Franchise Tax Board	Debt-to-income ratio:	8.73%
Length of employment:	10+ years	Location:	ROSEVILLE, CA

Home town:
Current & past employers:	Franchise Tax Board
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I have worked with the State of California for 27 years. Currently I am a Personnel Specialist. I plan on consolidating the following bills: Visa, Target, Walmart, JC Penney`s and 2008 taxes.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,000.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493706	$4,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493706. Member loan 493706 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Honda of Toms River	Debt-to-income ratio:	11.42%
Length of employment:	< 1 year	Location:	Toms river, NJ

Home town:
Current & past employers:	Honda of Toms River
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I wish to receive this loan to consolidate my credit card debt that I have from college. Borrower added on 03/12/10 > A little background on myself so you can gauge what type of individual I am: I currently work at a Honda Dealership where I am a sales and leasing consultant. I also am a Co-Producer/Creator of a independent Episodic sitcom, as well as a Co-Creator of a movie. Both of which are in the development stages. Before that I worked a seasonal job at Costco Wholesale for Christmas spending money. In November I graduated from FullSail university where I received my Masters in Entertainment Business. I've also had a few other Jobs, I worked at BestBuy for a while, as well as a family-owned restaurant, and as a Camp councilor at Brick P.A.L (police athletic league).

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,419.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493713	$11,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493713. Member loan 493713 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	It Works Marketing	Debt-to-income ratio:	16.97%
Length of employment:	2 years	Location:	Kentwood, MI

Home town:
Current & past employers:	It Works Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > This loan will be used to consolidate debt from two credit cards and a current lending club loan. We have never been late or missed a payment of any kind on any loan--ever. Please refer to our current Lending Club loan for our payment history. My employment history is very stable with a rapidly growing company. We would like to consolidate our current Lending Club loan with our credit card debt to get down to just one payment each month. Please email us with any questions. Thanks! Borrower added on 03/12/10 > I would like to point out that the information on my credit summary is slightly outdated. Lending Club is displaying my credit utilization at roughly 94%. In reality, because of recent payments and an automated limit increase on my AMEX, it is actually much lower. Here are the current balances on each of our three cards along with their limits. Amex - $2900 / $3000 Capital One - $1700 / $2000 Citi - $1200 / $6000 Total: $5800 / $11000 = 52.7% I'm not sure if this makes much of a difference to the investors, but I wanted you to have the most up to date information. Thanks!

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,729.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493721	$2,000	6.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493721. Member loan 493721 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	audabon youth dev center	Debt-to-income ratio:	6.29%
Length of employment:	5 years	Location:	louisville, KY

Home town:
Current & past employers:	audabon youth dev center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	62
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493727	$2,500	6.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493727. Member loan 493727 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	kraft foods	Debt-to-income ratio:	7.05%
Length of employment:	10+ years	Location:	LOVELAND, CO

Home town:
Current & past employers:	kraft foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,629.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493793	$9,600	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493793. Member loan 493793 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	maxwell and morgan	Debt-to-income ratio:	8.80%
Length of employment:	3 years	Location:	queen creek, AZ

Home town:
Current & past employers:	maxwell and morgan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,608.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493795	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493795. Member loan 493795 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	5.86%
Length of employment:	< 1 year	Location:	Watervliet, NY

Home town:
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I recently got a great paying job with the government. I am looking to purchase a house and just need a little assistance with the down payment. My wife and I have a combined income of over $75,000. We can consistently pay the loan.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	47
Revolving Credit Balance:	$8,589.00	Public Records On File:	1
Revolving Line Utilization:	31.40%	Months Since Last Record:	24
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 493816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493816	$10,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493816. Member loan 493816 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,525 / month
Current employer:	Comprehensive Logistics	Debt-to-income ratio:	9.51%
Length of employment:	8 years	Location:	warren, OH

Home town:
Current & past employers:	Comprehensive Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > My wife and I have had a rough couple of years paying for college for 1 son and attempting to save for another. My wife lost her job about 3 years ago in the mortgage industry as an underwriter. She has finally accepted a position that will in time get her back to her salary level she worked for. We were forced to pay for tuition with credit cards and to be honest we have been paying for that mistake every month. We appreciate the consideration given during this process. We have good but not perfect credit but are diligent in our payment history. We hope that our efforts will be rewarded with the loan amount that we are requesting. Thank you.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$16,026.00	Public Records On File:	1
Revolving Line Utilization:	47.30%	Months Since Last Record:	29
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493821	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493821. Member loan 493821 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Einstein bros bagels	Debt-to-income ratio:	21.07%
Length of employment:	4 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Einstein bros bagels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I have a solid payment history with all my credit cards and want to get more control of my financial situation with one payment that will allow me to pay off my debt within a certain time frame

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,052.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493828	$23,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493828. Member loan 493828 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:		Debt-to-income ratio:	16.46%
Length of employment:	3 years	Location:	Eagan, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > There are 2 facets to this loan. Both generate extra income. They are as follows: 1) $10,000.00 for a good used truck & trailer. I am a licensed general contractor and provide hail and wind restoration to homes by replacing roofing and siding to storm affected homes. When the old aluminum siding is removed from homes I presently have someone haul it away for recycling and we split the profit 50-50. Taking into consideration the slower snowy months, my company resides on average, 2 houses a week. The average aluminum refund is a total of $275.00 per house which comes to $2,200.00 monthly which I presently receive 50% of. By having my own truck & trailer to haul the aluminum away I will get to keep all of that profit. These monies will be used to make my monthly loan payments, so paying off this loan will be no problem at all. 2) $12,000.00 for apartment remodel. In the lower level of my home I have a 24??? x 12??? bedroom which has a private keyed entry, a bathroom which needs to be gutted and redone, a laundry room and a storage room which I plan on turning into a kitchen, so I???ll have a full apartment to rent. I already have a tenant set to move in June 1st paying $565.00 monthly. (The reason my numbers only add up to $22k is because I???m taking into account the upfront fee Lending Club is going to charge me.) I hope to one day soon join you as a fellow lender on Lending Club. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	9
Revolving Credit Balance:	$19,410.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493835	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493835. Member loan 493835 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,936 / month
Current employer:	American Health Care Association	Debt-to-income ratio:	10.47%
Length of employment:	9 years	Location:	Washington, DC

Home town:
Current & past employers:	American Health Care Association
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,241.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493840	$24,250	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493840. Member loan 493840 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Patzik Frank & Samotny	Debt-to-income ratio:	15.41%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Patzik Frank & Samotny
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Punctuality is the soul of business - and I have always been, and always will be, punctual. Borrower added on 03/11/10 > I am a legal assistant with a mid-sized law firm in Chicago. Before my present employer, I held a lateral position in Washington DC. While I am able to cover my payments for medical/credit card debts (ranging from 2-10K, apr 16-32%), the number of payments on various due dates, not to mention the interest rate, is overwhelming. I am working hard to be out of debt in 36 months and know it is possible with assistance. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,178.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493850	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493850. Member loan 493850 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	CUHSD	Debt-to-income ratio:	15.09%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	CUHSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Consolidate credit card debt at a lower rate. Borrower added on 03/12/10 > I incurred this debt as the result of a recent divorce. The legal fees, moving expenses, finding a new home, etc. have been a nightmare and I would like to get this loan to help me put my life back together. I am usually financially responsible. I have a good, secure job as an educator that I enjoy very much. My goal is to get out of debt within the next 3-4 years and use credit cards only for unexpected and emergency situations. Borrower added on 03/12/10 > I incurred this debt as the result of a recent divorce. The legal fees, moving expenses, finding a new home, etc. have been a nightmare and i would like this loan to help me get back on my feet.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,120.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493887	$8,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493887. Member loan 493887 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	government	Debt-to-income ratio:	14.18%
Length of employment:	10+ years	Location:	columbia, SC

Home town:
Current & past employers:	government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Wanting to add to our family. Lost a baby girl and want to do invitro to get a female. Worked out all the financial aspects and can totally afford this loan. Please help!

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,222.00	Public Records On File:	1
Revolving Line Utilization:	36.00%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493891	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493891. Member loan 493891 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,550 / month
Current employer:		Debt-to-income ratio:	2.58%
Length of employment:	n/a	Location:	wenonah, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$245.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493897	$17,500	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493897. Member loan 493897 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,106 / month
Current employer:	Toshiba American Medical Systems	Debt-to-income ratio:	23.19%
Length of employment:	10+ years	Location:	Garden Grove, CA

Home town:
Current & past employers:	Toshiba American Medical Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Last year when the major banks and Wall Street needed the bail out, my credit score was in the upper 700's and the interest rate on my then, Washington Mutual credit cards was around 9%. I have always paid on time and more than the minimum payment. After the bail out and Chase's purchase of my bank, they reduced my available credit and hiked up my interest rate to 29.9%, yet nothing has changed in my finances, my budget or my behavior. I have an excellent payment history. I will use the funds to pay off the Chase cards, revive my credit score and get back on track. I am hoping to purchase a home for myself, my fianc?? and my 2 young daughters (6 & 9) in the near future. I have worked for Toshiba for 10 plus years and am a senior with the company, in a very secure position. I currently rent from a long time friend for $600. per month and have no car payment and live with in my means. Where I used to have nearly $1000.00 a month to dedicate to my savings and future, I now send a majority of that to Chase for interest and payments. I am dedicated to paying off my debt and creating a secure future for my family and myself.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,274.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493917	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493917. Member loan 493917 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	Hawthorn Bank	Debt-to-income ratio:	11.95%
Length of employment:	8 years	Location:	Belton, MO

Home town:
Current & past employers:	Hawthorn Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	69	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,064.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493922	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493922. Member loan 493922 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Trinity Clinic	Debt-to-income ratio:	2.71%
Length of employment:	2 years	Location:	gladewater, TX

Home town:
Current & past employers:	Trinity Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,250.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493939	$4,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493939. Member loan 493939 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	huntington coach	Debt-to-income ratio:	21.28%
Length of employment:	8 years	Location:	bayside, NY

Home town:
Current & past employers:	huntington coach
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,287.00	Public Records On File:	1
Revolving Line Utilization:	60.20%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493940	$14,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493940. Member loan 493940 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Advanced Marketing Strategies	Debt-to-income ratio:	0.25%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	Advanced Marketing Strategies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Solid investment here! My wife and I both work full time (she is a Registered Nurse), and we can easily pay back this loan! After shopping around for the best deals, we are moving ahead with the renovation of our 1970's-era kitchen. Pictures available on request! Borrower added on 03/12/10 > Regarding our finances: We currently have: $15,900 in long term mutual fund $15,000 in a reserve savings account at an online bank $2,000 in our bank savings account and about $10,000 in checking currently. I also have about 80K+ in a 401K Our total kitchen renovations will cost us about $21,000 - $23,000.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$208.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493943	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493943. Member loan 493943 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Just Right Carpet	Debt-to-income ratio:	5.85%
Length of employment:	3 years	Location:	MIDDLE VILLAGE, NY

Home town:
Current & past employers:	Just Right Carpet
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Most of this loan will be to pay off all my debts to zero and some to start preparing to start my own flooring business.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,371.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493949	$7,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493949. Member loan 493949 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	AtriCure, Inc.	Debt-to-income ratio:	13.02%
Length of employment:	< 1 year	Location:	Mason, OH

Home town:
Current & past employers:	AtriCure, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > My loan will be used for consolidating my credit card bills, I have a full-time employment at AtriCure, Inc.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	7
Revolving Credit Balance:	$1,106.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 493954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493954	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493954. Member loan 493954 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Mercy Memorial Hospital	Debt-to-income ratio:	8.57%
Length of employment:	< 1 year	Location:	monroe, MI

Home town:
Current & past employers:	Mercy Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I had some bills from college, and now that I started my full time xray job I want to pay off my debt.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,777.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493982	$7,500	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493982. Member loan 493982 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,750 / month
Current employer:	De Novo Legal	Debt-to-income ratio:	1.67%
Length of employment:	2 years	Location:	Whitestone, NY

Home town:
Current & past employers:	De Novo Legal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1973	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494000	$3,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494000. Member loan 494000 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	Pizza Rustica	Debt-to-income ratio:	14.18%
Length of employment:	< 1 year	Location:	Mt. Pleasant, SC

Home town:
Current & past employers:	Pizza Rustica
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,189.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 494025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494025	$22,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494025. Member loan 494025 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Hertz rent a car	Debt-to-income ratio:	21.22%
Length of employment:	10+ years	Location:	linden, NJ

Home town:
Current & past employers:	Hertz rent a car
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,431.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 494034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494034	$18,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494034. Member loan 494034 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Straight River Media	Debt-to-income ratio:	22.63%
Length of employment:	10+ years	Location:	Owatonna, MN

Home town:
Current & past employers:	Straight River Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > For debt consolidation I've never missed a payment in my life

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,567.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494036	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494036. Member loan 494036 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	24.58%
Length of employment:	10+ years	Location:	Franktown, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$248,533.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494038	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494038. Member loan 494038 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	St. Francis de Sales School for the Deaf	Debt-to-income ratio:	11.22%
Length of employment:	10+ years	Location:	VALLEY STREAM, NY

Home town:
Current & past employers:	St. Francis de Sales School for the Deaf
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > With this NO MORE DEBT loan I am applying for. I am hoping to pay down all debt to invest more $ for retirement in hopefully ten years from now.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,067.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494049	$5,800	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494049. Member loan 494049 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Westex Security	Debt-to-income ratio:	22.71%
Length of employment:	3 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Westex Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,783.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 494086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494086	$9,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494086. Member loan 494086 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	3.93%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Southern California Edison
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,570.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494089	$6,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494089. Member loan 494089 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	usmc	Debt-to-income ratio:	5.64%
Length of employment:	1 year	Location:	BAYVILLE, NJ

Home town:
Current & past employers:	usmc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > being sent to afghanistan wanted to leave some money to help out my brother who will be taking care of things for me while im overseas

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494095	$8,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494095. Member loan 494095 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Nestle Waters North America Deer Park Waters	Debt-to-income ratio:	7.85%
Length of employment:	3 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	Nestle Waters North America Deer Park Waters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I plan on paying off my credit cards. I have not been late on any payment of any kind in over 6 years. I am a full time employee for a leading water distributing company, Deer Park Waters.

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	63
Revolving Credit Balance:	$7,393.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494099	$2,400	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494099. Member loan 494099 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	20.64%
Length of employment:	3 years	Location:	PICKERINGTON, OH

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,221.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494107	$9,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494107. Member loan 494107 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,237 / month
Current employer:	U.S. Postal Service	Debt-to-income ratio:	2.88%
Length of employment:	10+ years	Location:	New Hyde Park, NY

Home town:
Current & past employers:	U.S. Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I have a Secure Government Job. Plan to use money to purchase furniture, carpeting, etc. My debt ratio is very low. Borrower added on 03/13/10 > Also for information: I am renting an apartment from my Parent, so my residence will be stable. I have No Mortgage or Auto loans to pay.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,095.00	Public Records On File:	1
Revolving Line Utilization:	19.90%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494114	$9,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494114. Member loan 494114 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	home depot	Debt-to-income ratio:	5.56%
Length of employment:	10+ years	Location:	douglaston, NY

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > help for a down payment for a home. fisrt time home buyer. do not have sufficient money Borrower added on 03/13/10 > Myself and my wife have been trying to purchase a home for a couple of years. We have been budgeting ourselves and have almost brought our credit to excellent stats. We both bring home about 7000.00 a month. Its been a dream but I beleive if this home is for my family it will happen Borrower added on 03/13/10 > We have 18500 saved up we need 9000 to seal the deal. Thanks to all who have contributed

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	28
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494116	$24,250	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494116. Member loan 494116 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,140 / month
Current employer:	Magna DBA AIM Systems -- Warren	Debt-to-income ratio:	8.47%
Length of employment:	10+ years	Location:	TROY, MI

Home town:
Current & past employers:	Magna DBA AIM Systems -- Warren
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	20
Revolving Credit Balance:	$23,001.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494123	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494123. Member loan 494123 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Alcon Laboratories	Debt-to-income ratio:	14.24%
Length of employment:	5 years	Location:	Fort Worth, TX

Home town:
Current & past employers:	Alcon Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Thanks for the quick response.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,850.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 494137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494137	$3,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494137. Member loan 494137 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Zinio, LLC	Debt-to-income ratio:	22.34%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Zinio, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > This loan will be used to pay off my remaining high interest credit cards. I am a current Lending Club member with excellent payment history and have enjoyed knowing I am helping people, not banks, grow and prosper. Please let me know if you'd like any additional information or income verification.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,536.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494191	$23,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494191. Member loan 494191 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	peapod by giant	Debt-to-income ratio:	10.11%
Length of employment:	1 year	Location:	wheaton, MD

Home town:
Current & past employers:	peapod by giant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,494.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494199	$1,750	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494199. Member loan 494199 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$953 / month
Current employer:	Ukrops	Debt-to-income ratio:	18.46%
Length of employment:	3 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Ukrops
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > geting the body work done under the hood to my car...

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,538.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494214	$13,750	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494214. Member loan 494214 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	csh	Debt-to-income ratio:	18.88%
Length of employment:	10+ years	Location:	Hopewell, VA

Home town:
Current & past employers:	csh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I going to use this loan to pay off credit cards. I've been working with the state for 10+ years and while working for the state I went back to school for nursing. I've been working as a nurse part time for a year.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,301.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494215	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494215. Member loan 494215 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Graphic Concepts	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	Holland, TX

Home town:
Current & past employers:	Graphic Concepts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > This loan will establish funds to be re-used for third party closing cost for acquisition of REO properties to be resold. The funds used are refunded at closing and will be used for the next REO acquisition for resale. Purchase fund in place which allows for 8 months with no payments after acquisition.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494217	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494217. Member loan 494217 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:		Debt-to-income ratio:	9.10%
Length of employment:	10+ years	Location:	lyndhurst, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > i want to pay my credit card debit, and make one monthly payment only Borrower added on 03/14/10 > i planning to use the fund to pay all my credit card, i never been late in any credit card payment, i am self emplyed i own me and my bother liquar store since 1991,

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,040.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494229	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494229. Member loan 494229 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Express Livability realty group, dba	Debt-to-income ratio:	17.71%
Length of employment:	2 years	Location:	nyc, NY

Home town:
Current & past employers:	Express Livability realty group, dba
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > i am a musican by heart. i,ve always fix and repair my friends and myself guitars. it give me such a great joy to be alble to help both young and old. Borrower added on 03/13/10 > im never late on my payments ,i also have a very stable job that i love .i will be be using the funds to buy some of the equipment that i need to get started with. i really love working with and playing giutars. this is one of my biggest dreams.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	52
Revolving Credit Balance:	$16,299.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494235	$17,600	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494235. Member loan 494235 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Daptiv, Inc.	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	auburn, WA

Home town:
Current & past employers:	Daptiv, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I plan to use these funds to consolidate my credit cards into one monthly payment at which point most of the cards will be closed. I don't need debt with 20+% interest rates. The remainder of the loans will be going to fund two professional certifications that should translate into a 20-40% salary increase. My job is stable, in the three years I have been at my company I have been promoted several times, and after the certifications it will not be long before another promotion is at hand. My debt is currently sustainable. I have more than enough money to pay all of my monthly bills with over 1,000 left over a month. This loan will be paid off in full long before the 36 month term expires.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	74
Revolving Credit Balance:	$10,987.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494246	$2,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494246. Member loan 494246 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Eva's Esthetics	Debt-to-income ratio:	13.11%
Length of employment:	3 years	Location:	San Pablo, CA

Home town:
Current & past employers:	Eva's Esthetics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	6
Revolving Credit Balance:	$21,501.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494256	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494256. Member loan 494256 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	N.Y.C.T.A.	Debt-to-income ratio:	8.10%
Length of employment:	10+ years	Location:	Bellerose, NY

Home town:
Current & past employers:	N.Y.C.T.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > I have a steady job with a good credit history and I just want to consolidate and eliminate my credit card debt.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$10,873.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494267	$3,500	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494267. Member loan 494267 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:		Debt-to-income ratio:	1.78%
Length of employment:	n/a	Location:	Canfield, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	5
Revolving Credit Balance:	$2,169.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494275	$18,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494275. Member loan 494275 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	City of Oakland Park	Debt-to-income ratio:	24.80%
Length of employment:	4 years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	City of Oakland Park
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > secondary income 2nd job annual gross income $32,000 Borrower added on 03/13/10 > My total combined income between my two jobs @ Oakland Park and Keiser Career College is $92k. It is unclear because I couldn't add 2 jobs in the profile. My loan details state that ownership is rent but I also own a condo that own too. Yes, I rent now because I live with my girlfriend(but I pay little or nothing with her) because I want to renovate my condo (kitchen and bathrooms) before we start living in the condo together. As a result, I need the loan to complete renovations and consolidate some debt. Thank you for taking a look at my loan request. I am one person that has a very reliable income. Because my job security is strong since I have civil service position with a local goverment agency.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,609.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494304	$6,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494304. Member loan 494304 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	NYS Department of Corrections	Debt-to-income ratio:	6.53%
Length of employment:	10+ years	Location:	Bronx, NY

Home town:
Current & past employers:	NYS Department of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$7,505.00	Public Records On File:	1
Revolving Line Utilization:	80.30%	Months Since Last Record:	40
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494317	$6,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494317. Member loan 494317 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	brian	Debt-to-income ratio:	7.18%
Length of employment:	9 years	Location:	harrison, NY

Home town:
Current & past employers:	brian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > how long does it usually take to fill the funding?

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	40
Revolving Credit Balance:	$375.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494323	$11,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494323. Member loan 494323 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Youth Co Op Inc	Debt-to-income ratio:	14.62%
Length of employment:	9 years	Location:	Miami, FL

Home town:
Current & past employers:	Youth Co Op Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > Need the loan to pay off a credit card debt. I have never been unemployed. Family income $ 62,000 yearly, so it will not be a problem repaying my loan.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,010.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494338	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494338. Member loan 494338 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,756 / month
Current employer:	WIPFLI LLP	Debt-to-income ratio:	10.86%
Length of employment:	4 years	Location:	Green Bay, WI

Home town:
Current & past employers:	WIPFLI LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Hello, I am using this loan to pay off some credit card bills and also Medical bills. I Have a very Stable & Secure job and feel I can make the monthly payment with NO problem at all. If you have any questions for me Please ask. Wipfli is an Accounting and Consultation Company. Thank You!

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,947.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494341	$5,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494341. Member loan 494341 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,666 / month
Current employer:	U.S. Army	Debt-to-income ratio:	9.70%
Length of employment:	10+ years	Location:	Platte City, MO

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 494344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494344	$8,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494344. Member loan 494344 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	WEST HORIZON ADVENTURES	Debt-to-income ratio:	24.20%
Length of employment:	6 years	Location:	PARKER, CO

Home town:
Current & past employers:	WEST HORIZON ADVENTURES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Consolidating loans to a lower intrest rate. I have used lending club before and it is great place to do business. Please feel free to contact me with any questions.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,354.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494378	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494378. Member loan 494378 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	ariva	Debt-to-income ratio:	10.53%
Length of employment:	3 years	Location:	WASHINGTON, PA

Home town:
Current & past employers:	ariva
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > Thank you for considering me for a loan this will help me and my family out tremendously. I have a very good and steady job and I work six to seven days a week. I would like to give my self and my family some breathing room and for that we need some help. Thats why I turned to you beacuse everybody needs help from time to time. If we get this loan it will help get our heads above water and we can enjoy more things togather. So again thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	47	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494400	$6,400	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494400. Member loan 494400 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,154 / month
Current employer:	Chrysler Financial	Debt-to-income ratio:	13.22%
Length of employment:	1 year	Location:	Coppell, TX

Home town:
Current & past employers:	Chrysler Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > My fiance and I are wanting to purchase our first home during this unprecedented opportunity.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,579.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494406	$6,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494406. Member loan 494406 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	13.24%
Length of employment:	2 years	Location:	Eugene, OR

Home town:
Current & past employers:	Farmers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > In a step forward to becoming debt free; I am looking to consolidate 3 high interest rate credit cards into one monthly payment at a lower rate.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,116.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494428	$5,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494428. Member loan 494428 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	Bon Appetit	Debt-to-income ratio:	4.55%
Length of employment:	1 year	Location:	Goleta, CA

Home town:
Current & past employers:	Bon Appetit
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	13
Revolving Credit Balance:	$216.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 494435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494435	$8,550	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494435. Member loan 494435 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	LA CURACAO	Debt-to-income ratio:	18.89%
Length of employment:	5 years	Location:	SANTA ANA, CA

Home town:
Current & past employers:	LA CURACAO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I plan to use this money to consolidate me and my wife debt that will help lower our monthly expenses, our goal is to be debt free within 3 years By the time I pay off this loan, I would have paid off my car and enjoy the financial freedom that we deserve. I have been employed by my company for 5 years La Curacao is a retail company with 8 stores in California and 1 locate in Phoenix two more stores to open in this year. Thank you for your help

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,364.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494436	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494436. Member loan 494436 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Atlanta Police Department	Debt-to-income ratio:	8.08%
Length of employment:	10+ years	Location:	Powder Springs, GA

Home town:
Current & past employers:	Atlanta Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,288.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494451	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494451. Member loan 494451 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Kravitz, Inc.	Debt-to-income ratio:	5.42%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Kravitz, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Hi, my fiance and I are planning a beautiful but budget-friendly September wedding. We're using some savings and avoiding any credit card use. We both have very good credit, are employed at secure jobs, are very responsible and have never made any late payments. Your loan will help with the hotel & catering deposit, the rings and some other charges that keep popping up. We hope to pay this back in less than 2 years. Thanks for your support!

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494485	$8,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494485. Member loan 494485 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:		Debt-to-income ratio:	19.54%
Length of employment:	10+ years	Location:	Alburgh, VT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Short term bridge loan to provide working capital to the opening season May 1, 2010. We are a seasonal Inn & Restaurant operating from May-Oct (6 month season) in Vermont. We plan to repay this loan as soon as possible. Are there any prepay penalties? Thank you, Loraine

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	75
Revolving Credit Balance:	$54,800.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 494509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494509	$10,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494509. Member loan 494509 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	17.66%
Length of employment:	6 years	Location:	seattle, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > The proceeds of the loan will be to pay off higher interest credit cards. I own my own computer and network support business and have slowly, but surely filled out my customer base. I expect revenue for this year to approximately 120,000 and profit from labor to be approximately 80,000.00. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,934.00	Public Records On File:	1
Revolving Line Utilization:	81.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494512	$8,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494512. Member loan 494512 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	FEDEX	Debt-to-income ratio:	10.27%
Length of employment:	10+ years	Location:	UNIONTOWN, OH

Home town:
Current & past employers:	FEDEX
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,784.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494518	$8,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494518. Member loan 494518 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:		Debt-to-income ratio:	11.53%
Length of employment:	4 years	Location:	kirkland, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > We were accepted into a home owership thru the United Way. I am trying to pay off all my credit cards so that we can kick our savings into overdrive along w/ getting different kinds of loans to raise our credit rating to get the best intrest rates I am a good borrower due to my constant efforts to better my financial future and hardworking nature I started my own business in 2005 and I continue to re-train to learn the latest techniques and chemicals. (Cosmetology) we are paying $600 month on the Credit cards to pay down debt and we paid cash for our last 2 used cars so we would not be underwater loans my job is very stable and most of my clients are from Microsoft 923 rent 600 credit cards or 3x min whichever is greater 112 cell phone 150 auto ins 90 electricty 650 food 55 health ins

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,467.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494523	$12,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494523. Member loan 494523 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Carousel Industries	Debt-to-income ratio:	16.96%
Length of employment:	4 years	Location:	South Windsor, CT

Home town:
Current & past employers:	Carousel Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > I work for a great company with unlimited income potential.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,758.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 494524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494524	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494524. Member loan 494524 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	8.02%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,349.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494531	$19,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494531. Member loan 494531 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,200 / month
Current employer:	Department of Navy	Debt-to-income ratio:	22.45%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Department of Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > I will be using this money to pay off all of my credit card debt. Once paid off, I am destroying the cards and closing the accounts.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,428.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494534	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494534. Member loan 494534 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	8.02%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > I am a law school graduate with stable income from part time employment, spousal and familial support of $2500 per month. I am looking for a personal loan to allow me to study for the bar exam and pay administrative costs associated with that. I will have no trouble paying the monthly payment associated with this loan.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,349.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494538	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494538. Member loan 494538 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	D&D cabinets	Debt-to-income ratio:	14.60%
Length of employment:	4 years	Location:	hooksett, NH

Home town:
Current & past employers:	D&D cabinets
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,808.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494539	$13,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494539. Member loan 494539 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	22.83%
Length of employment:	8 years	Location:	Denver, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,100.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494543	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494543. Member loan 494543 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,760 / month
Current employer:	Boeing Employees' Credit Union	Debt-to-income ratio:	15.25%
Length of employment:	3 years	Location:	Auburn, WA

Home town:
Current & past employers:	Boeing Employees' Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > This loan will be used to payoff credit card with Chase (both cards were closed with credit combine of $24,000). Also will payoff Wellsfargo personal loan with a very high rate. My net monthly income is $4,800.00. and bonus is about $8000/ year. Most of this go to house payment,beside this residence in WA, I just bought another house in Reno, NV with my own credit and income which I owed about $50K. I have saving accounts, CD and 401K. For the last couple of years I have to pay extra to the IRS and that is what loan from Wells Fargo is for. My employment is very steady, BECU is the 5th largest credit union, no layoff in the future and at the present time. My position is a one person's job with no back up except my manager

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,983.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494557	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494557. Member loan 494557 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Greenville, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > buy a home in Michigan

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1968	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	12
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494570	$5,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494570. Member loan 494570 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	The Casino Connection	Debt-to-income ratio:	16.46%
Length of employment:	10+ years	Location:	Austin, TX

Home town:
Current & past employers:	The Casino Connection
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Capital One balance of $1300 has jumped from 13.9% to 22% APR recently even though I have never missed a payment in the 6 years my account has been open. Macy's account balance of $2400 has an APR of 24.99%. Goodyear account balance of $900 has an APR of 24.99%. My only other debt is my monthly car payment of $332.45. My current balance is $2,218.94 at 11.32%. My current car note will be paid off in 6 months. The residual Lending Club loan balance will be used to make needed maintenance repairs on my car since I plan on keeping it for a long time. The total minimum payment on my accounts is about $131 per month. For approximately $40 more per month I can consolidate all my credit card accounts and pay off my Lending Club loan in 3 years or less.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,547.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494583	$9,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494583. Member loan 494583 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,469 / month
Current employer:	Ketec Inc	Debt-to-income ratio:	18.26%
Length of employment:	8 years	Location:	Pennsauken, NJ

Home town:
Current & past employers:	Ketec Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,423.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 494589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494589	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494589. Member loan 494589 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	century 21 north west	Debt-to-income ratio:	7.62%
Length of employment:	3 years	Location:	las vegas, NV

Home town:
Current & past employers:	century 21 north west
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	7
Revolving Credit Balance:	$104.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494592	$5,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494592. Member loan 494592 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,087 / month
Current employer:	Brenham state School	Debt-to-income ratio:	22.76%
Length of employment:	n/a	Location:	Washington, TX

Home town:
Current & past employers:	Brenham state School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	76
Revolving Credit Balance:	$1,499.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494603	$8,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494603. Member loan 494603 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	GenPrime Inc.	Debt-to-income ratio:	10.74%
Length of employment:	< 1 year	Location:	Spokane, WA

Home town:
Current & past employers:	GenPrime Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > The company for which I've been consulting for about 4 years (first through another company, then as an independent contractor) has recently hired me as a full time employee, so I'm taking the opportunity to refinance my high interest credit card debt. The loan money will fully pay off six accounts with interest rates between 11.24% and 20.99%. In addition to the listed employment income, I also have occasional side income from contracting work, which I expect to be about $1000-$1500 this year. I also expect to convert from hourly to salaried this year, after which my employment income will be $45,000. I take pride in never having missed a payment, credit card or otherwise, even when my income was significantly lower.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,227.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494614	$10,700	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494614. Member loan 494614 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Croop-Lafrance	Debt-to-income ratio:	16.99%
Length of employment:	< 1 year	Location:	Rochester, NY

Home town:
Current & past employers:	Croop-Lafrance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > This loan is to payoff and close my Lowe's store account which is currently at a 22.9% interest rate.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	49
Revolving Credit Balance:	$34,682.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494642	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494642. Member loan 494642 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Tiffany and Co.	Debt-to-income ratio:	22.91%
Length of employment:	< 1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Tiffany and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Very solid, good credit with no blemishes, have a lot of cards with small-medium balances looking to consolidate into one easy payment and get out of debt completely in 3 years. Borrower added on 03/14/10 > Well-educated, responsible professional looking to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,896.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494666	$11,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494666. Member loan 494666 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	General Cable Corporation	Debt-to-income ratio:	11.71%
Length of employment:	2 years	Location:	Grafton, MA

Home town:
Current & past employers:	General Cable Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,889.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494668	$5,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494668. Member loan 494668 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	Millennium Thoroughbreds	Debt-to-income ratio:	16.68%
Length of employment:	2 years	Location:	Nicholasville, KY

Home town:
Current & past employers:	Millennium Thoroughbreds
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > The payroll company my employer uses upgraded their software in late Feburary 2009 and during that time the tax takeouts were changed without notice until I went and had my taxes done last weekend. Went from S0 to M2. I have never been late on a payment to anyone and do not plan on starting now. Thanks for looking at my loan request if you have any questions before investing do not hesitate to ask.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,756.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494676	$16,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494676. Member loan 494676 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	10.03%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > self-employed occupational therapist

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,280.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494682	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494682. Member loan 494682 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Jamieson Fence Supply	Debt-to-income ratio:	18.66%
Length of employment:	9 years	Location:	Blue Springs, MO

Home town:
Current & past employers:	Jamieson Fence Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > I had forgotten to tell you about my mortgage...it is with Huntington with a payment of 680.49 and a balance of around 95,000.00 (%6.125)

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,746.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494685	$7,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494685. Member loan 494685 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	Peaberry's Cafe	Debt-to-income ratio:	3.62%
Length of employment:	2 years	Location:	Weatogue, CT

Home town:
Current & past employers:	Peaberry's Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,438.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494692	$8,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494692. Member loan 494692 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Schlesinger Library/Harvard University	Debt-to-income ratio:	10.08%
Length of employment:	2 years	Location:	CAMBRIDGE, MA

Home town:
Current & past employers:	Schlesinger Library/Harvard University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > Loan will be used to pay off a higher interest credit card.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,195.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494694	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494694. Member loan 494694 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Francis Coppola Winery	Debt-to-income ratio:	9.46%
Length of employment:	10+ years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	Francis Coppola Winery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,195.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494710	$18,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494710. Member loan 494710 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Cuyahoga County	Debt-to-income ratio:	6.28%
Length of employment:	< 1 year	Location:	Madison, OH

Home town:
Current & past employers:	Cuyahoga County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	62	Months Since Last Delinquency:	9
Revolving Credit Balance:	$17,456.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494719	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494719. Member loan 494719 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	13.09%
Length of employment:	2 years	Location:	BRYN MAWR, PA

Home town:
Current & past employers:	University of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	28
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371508	$16,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371508. Member loan 371508 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Charter School USA	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Naples, FL

Home town:
Current & past employers:	Charter School USA
Education:

This borrower member posted the following loan description, which has not been verified:

I desire to obtain a loan with a better interest rate than the bank to consolidate my debts and pay them off quicker. Borrower added on 03/14/10 > I have a stable job and income as a teacher at Charter School USA in Florida. I have reliably paid all my bills and live well within my means. My debt is primarily from medical bills before my health insurance benefits took affect several years ago. I have been paying this off slowly and wish to pay it off in full via this loan. I have no chronic med problems thatr put my income in danger. Debt: $3,080 credit card debt $11,110 medical bill debt

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,168.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483581	$12,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483581. Member loan 483581 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Tank Components	Debt-to-income ratio:	18.22%
Length of employment:	5 years	Location:	BROOKLINE STATION, MO

Home town:
Current & past employers:	Tank Components
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$21,394.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494679	$17,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494679. Member loan 494679 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Bureau of ATF	Debt-to-income ratio:	23.68%
Length of employment:	8 years	Location:	BEAUMONT, TX

Home town:
Current & past employers:	Bureau of ATF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > My daughter is a high school sophomore with plans of attending college. I just need to get a jump on paying off my credit card bills and making home improvements before college. My goal is to be debt free before the fall of 2012.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	24
Revolving Credit Balance:	$16,012.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 494723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494723	$3,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494723. Member loan 494723 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	evans construction	Debt-to-income ratio:	19.22%
Length of employment:	9 years	Location:	jackson, WY

Home town:
Current & past employers:	evans construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,359.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494732	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494732. Member loan 494732 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Tool Zone Inc.	Debt-to-income ratio:	18.26%
Length of employment:	2 years	Location:	WESTMINSTER, CO

Home town:
Current & past employers:	Tool Zone Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,708.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494751	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494751. Member loan 494751 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	City of Kissimmee	Debt-to-income ratio:	15.04%
Length of employment:	10+ years	Location:	Kissimmee, FL

Home town:
Current & past employers:	City of Kissimmee
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,494.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494765	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494765. Member loan 494765 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,336 / month
Current employer:	Apple, Inc	Debt-to-income ratio:	14.51%
Length of employment:	2 years	Location:	Saint Louis, MO

Home town:
Current & past employers:	Apple, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > With a wonderful promotion from a leading technology company under my belt, I'm ready to attack the debt I incurred from several years of working for a non-profit and not realizing what life would be like with no debt. I am an excellent planner and organizer, and believe in living a debt-free lifestyle, so I am asking for your help in funding me. Although this loan is for three years, my goal (along with the help of my promotion as well as a promotion my husband received) is to pay the loan off in less time than that. Join me in creating a debt snowball that only picks up speed as it goes!

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,250.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494815	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494815. Member loan 494815 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Express Employment Professionals	Debt-to-income ratio:	12.24%
Length of employment:	< 1 year	Location:	Lorton, VA

Home town:
Current & past employers:	Express Employment Professionals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,538.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494835	$13,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494835. Member loan 494835 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,432 / month
Current employer:	NORTH LAS VEGAS POLICE DEPARTMENT	Debt-to-income ratio:	12.84%
Length of employment:	10+ years	Location:	NORTH LAS VEGAS, NV

Home town:
Current & past employers:	NORTH LAS VEGAS POLICE DEPARTMENT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,187.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494853	$8,400	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494853. Member loan 494853 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:		Debt-to-income ratio:	5.91%
Length of employment:	4 years	Location:	san antonio, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	41
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494883	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494883. Member loan 494883 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	our lady of lourdes hospital	Debt-to-income ratio:	24.33%
Length of employment:	2 years	Location:	merchantville, NJ

Home town:
Current & past employers:	our lady of lourdes hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	14
Revolving Credit Balance:	$9,949.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494891	$9,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494891. Member loan 494891 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	EdgeStream Inc	Debt-to-income ratio:	1.59%
Length of employment:	5 years	Location:	Provincetown, MA

Home town:
Current & past employers:	EdgeStream Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I require a used vehicle to travel to/from my parents home where I assist my mother in caring for my father who has Alzheimer's. I haven't owned a vehicle in many years because I otherwise have no use for one, but it has become a necessary purchase. I have been spending more than $400/mo on public transportation, and I have wasted far too much time on travel. My provable annual income has been reduced to $29-$32K due to the fact that I've had to be very available to my mother. I now live expense free in a family home to compensate for lost income. I am financially stable. I work 26-30 hours a week as a sales rep for a Web development company that I helped start in 2005. I also work part time at a 2nd job in summer when my mother has additional help available to her. Expenses: - Rent & Utilities: N/A - Telephone & Internet: $70/month - Groceries: $300/month - Travel: $400/month - Credit Cards: Under $50/month (when carrying a balance) I already pay $400/month on travel, and I expect that the vehicle won't cost me more than and extra $50 - $100/month. I'll be left with approximately 1200/month after deducting expenses from net pay.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	25
Revolving Credit Balance:	$1,095.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 53 dated March 15, 2010